UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:
811-02328

Boulder Growth & Income Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302
(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302
 (Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:
(303) 444-5483

Date of Fiscal Year End: November 30

Date of Reporting Period: December 1, 2015 – November 30, 2016

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

Distribution Policy
November 30, 2016

Boulder Growth & Income Fund, Inc. (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund began distributing $0.033 per share on a monthly basis in November 2015. Subsequently, on November 10, 2016 the Board announced an increase in the monthly distribution to $0.034 per share. The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its stockholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long-term capital gains and short-term capital gains and return capital to stockholders in order to maintain a level distribution. Each monthly distribution to stockholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its stockholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code.  Please refer to the Fund’s prospectus for a more complete description of its risks.

Boulder Growth & Income Fund, Inc.	Table of Contents

Letter from the Advisers	2
Financial Data	8
Portfolio of Investments	9
Statement of Assets & Liabilities	13
Consolidated Statement of Operations	14
Consolidated Statements of Changes in Net Assets	15
Consolidated Statement of Cash Flows	16
Consolidated Financial Highlights	18
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	36
Additional Information	37
Summary of Dividend Reinvestment Plan	40
Directors & Officers	42

Annual Report | November 30, 2016	1

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

November 30, 2016 (Unaudited)

Dear Stockholders:

When I sat down to write last year’s stockholder letter, I was optimistic about the performance potential of the Boulder Growth & Income Fund, Inc. (the “Fund”) heading into the 2016 fiscal year. What occurred over the twelve‐month period ending November 30, 2016 (the “period”) greatly exceeded those expectations. As illustrated in the table below, for the period, the Fund generated a return of 16.4% on net assets, which materially exceeded the 8.0% return generated by the S&P 500 Index, the 10.9% return generated by the Dow Jones Industrial Average (DJIA) and the 5.6% return generated by the NASDAQ Composite. In addition, the Fund’s return on net assets for the period also significantly outperformed the 9.1% return generated by the Morningstar Large Value Fund Category benchmark.

This strong period performance has allowed the Fund to maintain its outperformance relative to the S&P 500 Index and the Dow Jones Industrial Average on an annualized net assets basis since we became the investment advisers to the Fund in January of 2002. Furthermore, the Fund continues to outperform the Morningstar Large Value Fund Category benchmark over all historical periods where data is available on a net assets basis.

On a market price basis, the Fund generated a return of 18.2% for the period outpacing the Fund’s return performance on net assets of 16.4%. This outperformance was due in part to a reduction in the discount of the Fund’s share price relative to its net asset value (the “discount”) over the period. While the discount reduction experienced during the period was good to see, we continue to believe the Fund’s discount is unreasonable and undeserved for all the reasons discussed in prior stockholder letters. While frustrated by the discount’s persistence despite our many efforts, we remain undaunted in the face of this challenge. Together with the Fund’s Board, we will continue our work  to seek to  identify additional ways to drive  a long‐term  and  sustainable reduction in the Fund’s discount.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years*	Since January 2002**
BIF (NAV)	3.5%	9.1%	16.4%	7.7%	12.9%	7.4%	7.9%
BIF (Market)	2.6%	9.4%	18.2%	8.3%	12.8%	3.5%	6.0%
S&P 500 Index	1.8%	6.0%	8.0%	9.0%	14.4%	6.9%	6.7%
DJIA	4.6%	9.0%	10.9%	8.6%	12.5%	7.4%	7.2%
NASDAQ Composite	2.5%	8.3%	5.6%	10.9%	16.8%	9.4%	8.2%
Morningstar Large Value Fund Category† (NAV)	3.1%	7.1%	9.1%	6.3%	11.0%	5.7%	N/A

*	Annualized.
**
Annualized since January 2002, when the current advisers became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.

†
The Morningstar Large Value Fund Category is comprised of a group of open-end funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Large Cap stocks are defined as stocks in the top 70% of the capitalization of the U.S. equity market. Additional information about Morningstar’s Category Classifications can be found at www.morningstar.com.

2	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

November 30, 2016 (Unaudited)

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA, and the NASDAQ Composite include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. Returns of the Morningstar Large Value Fund Category benchmark include reinvested dividends and distributions and expense or taxes, but do not reflect the effect of commissions, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The Fund’s strong performance on an absolute and relative basis for the period was aided by the performance of a few of the Fund’s larger positions. Chief among these was the Fund’s combined position in the Class A and Class B shares of Berkshire Hathaway, Inc., which was the largest contributor to the Fund’s overall performance due to its large position size at approximately 28.9% of  total assets at period end and its total  return over  the period of  approximately  17.6%. Additional contributors to the Fund’s absolute and relative performance over the period were its larger positions in Yum! Brands, Chevron Corporation, JPMorgan Chase & Company and Caterpillar Inc. The solid performance from these positions was partially offset by the negative absolute performance of the Fund’s positions in Heineken NV, Heineken Holdings NV, Sanofi, Community Bank, Midland Holdings Limited and the residual interest in Ithan Creek Partners L.P.

How do we feel about the Fund’s prospects in the coming fiscal year? That is a great question, but one I will address a little later in this letter. Instead, there are a few topics of note I want to cover first, principally the recent increase in the monthly managed distribution rate, the Fund’s new leverage facility and the potential for return of capital through the managed distribution.

On November 10, 2016, the Fund’s Board announced a 3.03% increase in the monthly distribution to $0.034 per share starting with the November 2016 distribution. This was the first increase since the managed distribution program was instituted in November of 2015. As noted in the press release announcing the increase, the new distribution amount on an annualized basis equated to approximately 4.9% of market price and 3.9% of net asset value based on the closing market data for the Fund as of November 9, 2016. While decisions related to the distribution are solely the domain of the Board and outside our purview, we were supportive of the decision to increase the monthly distribution amount and are pleased to implement it.

I know many of you share this sentiment, but as to be expected, some would have liked to see a much bigger increase based on the argument that a materially higher distribution amount would likely aid in a reduction of the discount. From my perspective, while there may be merit in the argument  that a  higher distribution might aid in  discount reduction,  I  believe a  responsible managed distribution policy requires greater consideration than just the impact on the discount.

In my previous letter, I wrote about the market’s potential hesitancy to trust that the actions taken over the past few years to improve the Fund will be sustained. To rebuild that trust, we must be consistent. To  be consistent,  we must take actions  that  we  believe are sustainable. For a managed distribution program to be sustainable, it must accommodate the realities of the underlying investment philosophy and objective. Therefore, a managed distribution program must be tailored to fit within the confines of the investment philosophy and objective. If it is not, then either the distribution program will prove to be unsustainable or it will be sustained at the sacrifice of the investment philosophy and objective.

Annual Report | November 30, 2016	3

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

November 30, 2016 (Unaudited)

To put this another way, imagine that you are a parent and your goal is to raise your young children to be healthy and happy. To achieve this, you make sure they eat a healthy diet full of fruits and vegetables and other good stuff, but you still allow them to occasionally indulge in ice cream and soda. The good diet keeps them healthy and the occasional treats provide a little happiness boost without materially impacting overall health.  Given the choice though, your children would probably push for ice cream and soda at every meal and get rid of all that healthy nonsense. If you did this, your children would be exceedingly happy and their health may not immediately appear to be any worse for the wear. The problem is that over time it will become clear that this diet can only be sustained by sacrificing the long‐term health of your children. If you truly want your children to be both happy and healthy, then you are probably going to stick to the healthy diet with occasional treats. You will probably lose some popularity points with your children, but as your parents may have told you growing up: “It’s not my job to be popular, but to raise you right!”

We hold ourselves to a similar standard. The Fund’s investment philosophy is to invest in good businesses at attractive valuations for the long‐run and its investment objective is total return comprised of both income and capital appreciation. In my opinion, the Fund’s current managed distribution program allows for us to adhere to this investment philosophy and objective in a sustainable manner.   Do I believe that this precludes potential increases in the future? I would think not if such increases are believed to be sustainable and allow for the efficient execution of the Fund’s stated investment philosophy and objective. It is only through such sustainable actions that we will achieve the consistency needed to regain the market’s trust.

After that lengthy discussion about consistency, it seems only fitting that I briefly highlight some recent changes for the Fund. In July of 2016, the Fund replaced its $55 million credit facility on more favorable  terms with a new $75 million credit facility.   In  addition to the  increase in borrowing capacity, the new credit facility carries a lower borrowing rate and eliminates a commitment fee on unused borrowings.  At period end, the Fund has approximately $50 million borrowed under the new credit facility with roughly $25 million in available borrowing capacity. However, we continue to believe the Fund has ample capacity for additional leverage and should be able to increase its borrowing limit under current market conditions on relatively short notice if needed. In association with the change in credit facilities, the Fund also moved to a new custodian under an arrangement that should yield additional cost savings for the Fund.    Additional information about the new credit facility and custodian can be found in this annual report.

Now I would like to switch gears a little and bring attention to a monthly  notice that all stockholders should be receiving called the “Notification of Sources of Distribution”, also known as a Section 19(a) notice. The purpose of the 19(a) notice is to provide stockholders with estimates of the current and year‐to‐date distributions and their sources, be it from net investment income, net realized short‐term capital gains, net realized long‐term gains and/or return of capital or other capital source. As the numbers provided in the 19(a) notice are estimates, they will not always match up with what you may see in your end of year 1099 tax form due to a variety of reasons. While we have not received final numbers at the time of this letter, we anticipate one possible difference between the estimates provided in the 19(a) notice and your 1099 tax forms being the fact that a portion of your distribution will likely be classified as a return of capital.

4	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

November 30, 2016 (Unaudited)

We bring this to your attention for a couple of reasons. First, we want to make sure everyone is aware of this to prevent any potential surprises come tax time. Second, it provides us with an opportunity to provide additional insight into how we manage the Fund, specifically, our thoughts on return of capital in respect to a managed distribution program.

A common view on this matter is that receiving a distribution comprised of return of capital is a bad thing, because investors may view it as simply being paid back with their own money. We are troubled by this view as we believe it oversimplifies a nuanced issue and can be potentially costly to investors. We believe return of capital can be a positive or a negative, but to know which depends on an analysis that incorporates other important factors, such as return performance and individual tax implications.

To illustrate this, let us assume you invest $100 with a gentleman named Bob and he promises to pay you a 10% distribution annually on your investment. Ten years go by and as promised Bob has paid you a $10 distribution every year for a total of $100 in cumulative distributions.  Are you happy with this result? The answer depends. How well did Bob invest your money? If Bob earned 0% on your money every year, then that $10 distribution was being wholly funded by a return of your own capital. In this scenario, you are probably going to be pretty upset with Bob when he tells you in year 11 that there is no money left and he cannot pay another distribution. Alternatively, if Bob generated a 10% return every year on your money, then the distribution is being fully funded by the performance of the underlying investment. In this case, you should be pretty happy with Bob as the 10% annual distribution fully reflects a 10% annual return on the money you invested.

To make this interesting, let us now consider how Bob funded that first $10 distribution. To keep this simple, let us assume he invested all of the money in the equity of a single company that does not pay any dividends. This means that the 10% annual return was driven entirely though capital appreciation. He bought the stock for $100 and a year later it is worth $110, so to fund the distribution at the end of the year he sells $10 worth of the stock. Doing the math, this transaction will result in a capital gain of approximately $0.91 and a return of capital of approximately $9.09. Are you upset with receiving a return of capital under this scenario?    Ignoring any tax consequences for the moment, we suggest you should not be as the distribution has effectively been fully earned by the performance of the underlying investment. If we factor in potential tax impacts, we argue that receiving a return of capital may be preferred, especially for a long‐term investor, because it does not immediately trigger a taxable event.

This is obviously a simple example and does not take into account a variety of factors that should be considered in relation to one’s individual circumstances, but I believe it helps illustrate two general points.  The first is that investors should absolutely be aware of how distributions are being funded, but if there is a return of capital it should not immediately trigger condemnation, but further investigation. The second is that we do not view management of the distribution’s composition as the primary objective of our investment process. Our investment process is guided first and foremost by making decisions we believe will maximize the Fund’s total return in line with its investment philosophy and objective.  If a return of capital results from these actions, the adviser is comfortable with this provided the Fund earns an investment return in excess of the distribution over time.

Annual Report | November 30, 2016	5

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

November 30, 2016 (Unaudited)

To wrap this letter up, I want to provide you with some brief thoughts on the current market environment and our general outlook. To begin, we do not make any type of macro forecasts, because, quite frankly, we are not smart enough. We also do not rely on the macro forecasts of others, because, quite frankly, we do not think they are smart enough. Instead we gauge the general attractiveness of the market by the availability of what we believe are appealing investment opportunities as determined by bottom‐up investment analysis. From our viewpoint, the recent surge in the markets has reduced the number of available investment opportunities that meet our internal return hurdles.  As a result, our outlook has become more cautious than it was just a year ago. While it is impossible to know what the future may bring, we believe the Fund is well‐positioned to manage a changing market environment.   If valuations trend towards excessive premiums in the future, the Fund could increase its cash position by reducing or exiting current investment positions or by opportunistically utilizing covered calls. If valuations trend toward  attractive  discounts,   the  Fund  could   invest  in  potentially   attractive  investment opportunities by utilizing incremental leverage. Regardless of what is to come, Stewart, Joel and I will be right alongside you as fellow stockholders.

As always, I look forward to writing you again soon and I would like to wish you all the best in the new year.

Sincerely,

Brendon Fischer, CFA
Portfolio Manager
December 12, 2016

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long‐term stockholders of a closed‐end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Leverage. The Fund is currently leveraged through a credit facility. The Fund may utilize leverage to seek to enhance the returns for its stockholders over the long‐term; however, this objective may not be achieved in all interest rate environments. Leverage creates certain risks for stockholders, including the likelihood of greater volatility of the Fund’s NAV and market price. There are certain risks associated with borrowing through a line of credit, including, but not limited to risks associated with purchasing securities on margin. In addition, borrowing through a line of credit subjects the Fund to contractual restrictions on its operations and requires the Fund to maintain certain asset coverage ratios on its outstanding indebtedness.

6	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers

November 30, 2016 (Unaudited)

Note to Stockholders on Concentration of Investments. The Fund's investment advisers feel it is important that stockholders be aware that the Fund is highly concentrated in a small number of positions. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. In particular, the Fund is highly concentrated in Berkshire Hathaway, Inc., which, in addition to other business risks, is currently dependent on Warren Buffett for major investment decisions and all major capital allocation decisions. If Mr. Buffett were no longer able to fulfill his responsibilities to Berkshire Hathaway, Inc., the effect on the value of the Fund’s position in Berkshire Hathaway, Inc. could be materially negative.

Annual Report | November 30, 2016	7

Boulder Growth & Income Fund, Inc.	Financial Data

November 30, 2016 (Unaudited)

	Net Asset Value	Per Share of Common Stock Market Price	Dividend Paid*
11/30/15	$9.93	$7.78	$0.033
12/31/15	9.71	7.74	0.123
1/31/16	9.30	7.03	0.033
2/29/16	9.37	7.09	0.033
3/31/16	10.02	7.85	0.033
4/30/16	10.22	8.05	0.033
5/31/16	10.20	8.10	0.033
6/30/16	10.31	8.13	0.033
7/31/16	10.54	8.48	0.033
8/31/16	10.63	8.53	0.033
9/30/16	10.40	8.38	0.033
10/31/16	10.22	8.22	0.033
11/30/16	10.87	8.65	0.034

*	Please refer to page 39 for classifications of dividends for the year ended November 30, 2016.

INVESTMENTS AS A % OF TOTAL NET ASSETS
AVAILABLE TO COMMON STOCKHOLDERS

8	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

November 30, 2016

Description	Shares	Value (Note 2)
LONG TERM INVESTMENTS 102.27%
DOMESTIC COMMON STOCK 94.73%
Banks 6.92%
Community Bank(1)	60,000	$8,496,000
MidCountry Financial Corp.*(1)(2)	310,300	3,444,330
Perpetual Federal Savings Bank	102,952	2,522,324
Wells Fargo & Co.	1,233,600	65,282,112
		79,744,766
Construction Machinery 4.13%
Caterpillar, Inc.(3)(4)	498,700	47,655,772

Consumer Durables 1.38%
Mattel, Inc.(3)(4)	505,000	15,942,850

Diversified 30.14%
Berkshire Hathaway, Inc., Class A*(3)(4)	1,144	271,128,000
Berkshire Hathaway, Inc., Class B*(3)	485,000	76,358,400
		347,486,400
Diversified Financial Services 9.49%
American Express Co.(3)(4)	210,000	15,128,400
Goldman Sachs Group, Inc.(3)	37,200	8,157,588
JPMorgan Chase & Co.(3)(4)	1,028,000	82,414,760
South Street Securities Holdings, Inc.*(1)(2)	25,000	3,742,000
		109,442,748
Healthcare Products & Services 2.41%
Johnson & Johnson(3)(4)	250,000	27,825,000

Insurance 0.01%
Forethought Financial Group, Inc., Escrow ‐ Class A*(1)(2)	19,678	128,930

Manufacturing 0.57%
3M Co.(3)(4)	38,000	6,526,120

Mining 1.24%
Freeport‐McMoRan, Inc.*(3)(4)	929,000	14,260,150

Oil & Gas 6.14%
Chevron Corp.(3)(4)	635,100	70,851,756

Pharmaceuticals 3.36%
Pfizer, Inc.	1,207,100	38,796,194

Real Estate Investment Trusts (REITs) 2.61%
LTC Properties, Inc.(3)(4)	112,000	5,091,520

Annual Report | November 30, 2016	9

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

November 30, 2016

Description	Shares	Value (Note 2)
Real Estate Investment Trusts (REITs) (continued)
Ventas, Inc.(3)(4)	414,000	$25,013,880
		30,105,400
Registered Investment Companies (RICs) 3.27%
Cohen & Steers Infrastructure Fund, Inc.	1,914,058	37,687,802

Retail 12.26%
Wal‐Mart Stores, Inc.	818,100	57,618,783
Yum China Holdings, Inc.*(3)(4)	915,000	25,729,800
Yum! Brands, Inc.	915,000	58,001,850
		141,350,433
Software & Services 4.59%
International Business Machines Corp.(3)(4)	145,200	23,554,344
Oracle Corp.(3)(4)	731,200	29,386,928
		52,941,272
Technology, Hardware & Equipment 6.21%
Cisco Systems, Inc.	1,822,200	54,338,004
Harris Corp.(3)	166,300	17,222,028
		71,560,032
TOTAL DOMESTIC COMMON STOCK (Cost $598,045,098)		1,092,305,625

FOREIGN COMMON STOCK 6.31%
Beverages 1.92%
Heineken Holding NV	180,000	12,646,346
Heineken NV	126,780	9,502,492
		22,148,838
Diversified 1.22%
CK Hutchison Holdings, Ltd.	1,155,500	14,077,838

Pharmaceuticals 1.96%
Sanofi	53,000	4,275,256
Sanofi, ADR	455,300	18,303,060
		22,578,316
Real Estate 0.30%
Midland Holdings, Ltd.*	10,956,000	3,432,357

Real Estate Investment Trusts (REITs) 0.91%
Kiwi Property Group, Ltd.	10,198,025	10,544,476

TOTAL FOREIGN COMMON STOCK (Cost $53,969,097)		72,781,825

10	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

November 30, 2016

Description	Shares	Value (Note 2)
LIMITED PARTNERSHIPS 1.07%
Enterprise Products Partners L.P.	476,800	$12,363,424

TOTAL LIMITED PARTNERSHIPS (Cost $10,814,578)		12,363,424

HEDGE FUND 0.16%
Ithan Creek Partners L.P.*(1)(2)		1,816,469

TOTAL HEDGE FUND (Cost $930,451)		1,816,469

TOTAL LONG TERM INVESTMENTS (Cost $663,759,224)		1,179,267,343

SHORT TERM INVESTMENTS 1.91%
Money Market Funds 1.91%
State Street Global Advisors U.S. Government Money Market Fund, Class N, 7‐Day Yield ‐ 0.000%	21,992,390	21,992,390

TOTAL MONEY MARKET FUNDS (Cost $21,992,390)		21,992,390

TOTAL SHORT TERM INVESTMENTS (Cost $21,992,390)		21,992,390

TOTAL INVESTMENTS 104.18% (Cost $685,751,614)		1,201,259,733

LEVERAGE FACILITY (4.34%)		(50,028,290)

OTHER ASSETS AND LIABILITIES 0.16%		1,863,735

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS 100.00%		$1,153,095,178

*	Non-income producing security.
(1)
Fair valued security under procedures established by the Fund's Board of Directors. Total value of fair valued securities as of November 30, 2016 was $17,627,729 or 1.53% of Total Net Assets Available to Common Stockholders.

(2)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Notes 12 and 13).

Annual Report | November 30, 2016	11

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

November 30, 2016

(3)	Memo Pledged security; a portion or all of the security is pledged as collateral for borrowings as of November 30, 2016. (See Note 14).
(4)	Loaned security; a portion or all of the security is on loan as of November 30, 2016. (See Note 14).

Percentages are stated as a percent of the Total Net Assets Available to Common Stockholders.

Regional Breakdown as a % of Total Net Assets Available to Common Stockholders
United States	97.87%
France	1.96%
Netherlands	1.92%
Hong Kong	1.52%
New Zealand	0.91%
Leverage Facility	(4.34)%
Other Assets and Liabilities	0.16%

See Accompanying Notes to Financial Statements.

12	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Statement of Assets and Liabilities

November 30, 2016

ASSETS:
Total Investments at Value (Cost $685,751,614)*	$1,201,259,733
Cash	6,250
Receivable for investments sold	982,810
Dividends and interest receivable	2,319,156
Prepaid expenses and other assets	140,687
Total Assets	1,204,708,636

LIABILITIES:
Loan payable (Note 14)	50,028,290
Interest due on loan payable (Note 14)	52,531
Investment co‐advisory fees payable (Note 3)	962,593
Administration and co‐administration fees payable (Note 3)	205,077
Audit fees payable	138,700
Printing fees payable	80,516
Directors' fees and expenses payable (Note 3)	71,908
Custody fees payable	38,005
Legal fees payable	21,790
Accrued expenses and other payables	14,048
Total Liabilities	51,613,458
TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,153,095,178

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 5)	$1,060,968
Paid‐in capital in excess of par value of common stock	643,359,297
Overdistributed net investment loss	(3,826,710)
Accumulated net realized loss	(3,010,971)
Net unrealized appreciation	515,512,594
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$1,153,095,178

Net Asset Value, $1,153,095,178/106,096,817 common stock outstanding	$10.87

*	Securities loaned, at value $47,474,474.

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2016	13

Boulder Growth & Income Fund, Inc.	Consolidated Statement of Operations

For the Year Ended November 30, 2016(a)

INVESTMENT INCOME:
Dividends from unaffiliated securities (net of foreign withholding taxes $231,806)	$24,157,693
Dividends from affiliated securities	136,461
Securities lending income	14,722
Total Investment Income	24,308,876

EXPENSES:
Investment co‐advisory fees (Note 3)	11,190,211
Administration and co‐administration fees (Note 3)	2,056,245
Interest on loan (Note 14)	641,609
Directors' fees and expenses (Note 3)	257,489
Legal fees	229,431
Audit fees	179,684
Printing fees	169,904
Insurance expense	149,872
Custody fees	143,647
Transfer agency fees	32,841
Other	278,067
Total Expenses	15,329,000
Net Investment Income	8,979,876

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Unaffiliated securities	39,962,584
Affiliated securities	1,698,449
Foreign capital gains tax	(5,466)
Foreign currency related transactions	10,360
41,665,927
Long‐term capital gain distributions from other investment companies	2,310,723
Net change in unrealized appreciation/(depreciation) on:
Unaffiliated securities	101,778,604
Affiliated securities	(3,423,885)
Foreign currency related translations	4,475
98,359,194
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	142,335,844
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$151,315,720

(a)	Financial Statements consolidated through March 31, 2016, the dissolution date of FOFI 1, Ltd. (See Note 2).

See Accompanying Notes to Financial Statements.

14	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Consolidated Statements of Changes in Net Assets

	For the Year Ended November 30, 2016(a)	For the Year Ended November 30, 2015
OPERATIONS:
Net investment income	$8,979,876	$3,769,777
Net realized gain	41,665,927	15,817,573
Long‐term capital gain distributions from other investment companies	2,310,723	1,626,928
Net change in unrealized appreciation/(depreciation)	98,359,194	(110,424,541)
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	151,315,720	(89,210,263)

DISTRIBUTIONS TO COMMON STOCKHOLDERS (NOTE 10):
From net investment income	(35,058,085)	(3,501,195)
From net realized capital gains	(16,561,199)	(7,500,036)
Total Distributions: Common Stockholders	(51,619,284)	(11,001,231)

CAPITAL SHARE TRANSACTIONS:
Value of common shares issued in the Reorganization (Note 15)	–	864,982,044
Net Increase in Net Assets from Capital Share Transactions	–	864,982,044

NET ASSETS:
Beginning of period	1,053,398,742	288,628,192
End of period (including (overdistributed)/accumulated net investment income of $(3,826,710) and $5,111,969, respectively)	$1,153,095,178	$1,053,398,742

(a)	Financial Statements consolidated through March 31, 2016, the dissolution date of FOFI 1, Ltd. (See Note 2).

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2016	15

Boulder Growth & Income Fund, Inc.	Consolidated Statement of Cash Flows

For the Year Ended November 30, 2016(a)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$151,315,720
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(94,304,934)
Proceeds from disposition of investment securities	128,943,634
Net sales of short‐term investment securities	5,424,542
Net realized gain on investments	(41,661,033)
Net realized gain on foreign capital gains tax	5,466
Net change in unrealized appreciation on investments	(98,354,719)
Increase in dividends and interest receivable	(36,666)
Decrease in prepaid expenses & other assets	29,398
Increase in interest due on loan payable	46,456
Increase in co‐advisory fees payable	51,636
Increase in administration and co‐administration fees payable	33,031
Increase in directors' fees and expenses payable	70,764
Decrease in legal fees payable	(4,921)
Decrease in audit fees payable	(7,948)
Decrease in custody fees payable	(35,328)
Increase in printing fees payable	62,975
Decrease in accrued expenses and other payables	(47,842)
Net Cash Provided by Operating Activities	51,530,231

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Loan	28,290
Cash distributions paid on Common Stockholders	(51,619,284)
Net Cash Used in Financing Activities	(51,590,994)
Effect of exchange rates on cash	4,384

Net decrease in cash	(56,379)
Cash and foreign currency, beginning balance	62,629
Cash and foreign currency, ending balance	$6,250

Cash paid for interest on loan during the period was:	$595,153

(a)	Financial Statements consolidated through March 31, 2016, the dissolution date of FOFI 1, Ltd. (See Note 2).

See Accompanying Notes to Financial Statements.

16	www.boulderfunds.net

Intentionally Left Blank

Boulder Growth & Income Fund, Inc.	Consolidated Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value ‐ Beginning of Period
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations
AUCTION MARKET PREFERRED STOCK TRANSACTIONS
Distributions from net investment income
Distributions from long‐term capital gains
Total Auction Preferred Stock Transactions
Net Increase/(Decrease) from Operations Applicable to Common Stockholders
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from net investment income
Distributions from net realized capital gains
Total Distributions Paid to Common Stockholders
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value ‐ End of Period
Common Share Market Value ‐ End of Period
Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(e)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets excluding interest on loan
Ratio of net investment income to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Year (000's)
Number of Common Shares Outstanding, End of Year (000's)
Ratio of Net Operating Expenses including waiver, when applicable, to Total Average Net Assets including Auction Market Preferred Stock(e)
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000

18	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Consolidated Financial Highlights

For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014		For the Year Ended November 30, 2013		For the Year Ended November 30, 2012
$9.93	$11.32	$10.12		$8.54		$7.38

0.08	0.05	0.03		0.06		0.10
1.35	(1.12)	1.61		1.88		1.19
1.43	(1.07)	1.64		1.94		1.29

–	–	–		(0.00	)(b)	(0.01)
–	–	–		(0.01)		(0.01)
–	–	–		(0.01)		(0.02)
1.43	(1.07)	1.64		1.93		1.27

(0.33)	(0.03)	(0.00	)(b)	(0.16)		(0.01)
(0.16)	(0.29)	(0.44)		(0.19)		(0.10)
(0.49)	(0.32)	(0.44)		(0.35)		(0.11)
0.94	(1.39)	1.20		1.58		1.16
$10.87	$9.93	$11.32		$10.12		$8.54
$8.65	$7.78	$9.06		$7.92		$6.53
16.38%	(9.04)%	18.08%		24.52%		17.89	%(d)
18.21%	(10.95)%	20.76%		27.54%		12.94%

1.43%	1.48%	1.72%		1.74%		3.17%
1.43%	1.50%	1.83%		1.84%		3.28%
1.37%	N/A (f)	N/A	(f)	N/A	(f)	N/A	(f)
0.84%	0.42%	0.32%		0.62%		1.22%
0.84%	0.40%	0.21%		0.52%		1.11%

9%	12%	4%		11%		20%
$1,153,095	$1,053,399	$288,628		$257,975		$217,631
106,097	106,097	25,496		25,496		25,496

N/A	N/A	N/A		N/A		2.83%

$50,028	$50,000	$11,168		$25,043		N/A
$24,049	$22,068	$26,845		$11,301		N/A

See Accompanying Notes to Consolidated Financial Statements.

Annual Report | November 30, 2016	19

Boulder Growth & Income Fund, Inc.	Consolidated Financial Highlights

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $(0.005) per common share.
(c)
Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan.

(d)	Total return includes an increase from payment by affiliates classified as litigation income. Excluding such item, the total return would have been decreased by 0.60%.
(e)
Ratios do not include the effect of dividends to preferred stockholders. Also, these ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Hedge Fund or Registered Investment Companies on the Portfolio of Investments).

(f)	Interest expense was incurred but was not presented separately in previously issued financial statements.

The table below sets out information with respect to Taxable Auction Market Preferred Stock previously issued.(1)(2)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(3)	Involuntary Liquidating Preference Per Share(4)
11/30/16	N/A	N/A	N/A	N/A
11/30/15	N/A	N/A	N/A	N/A
11/30/14	N/A	N/A	N/A	N/A
11/30/13	N/A	N/A	N/A	N/A
11/30/12	$25,000	$1.00	$242,669	$25,000

(1)	See Note 6 in Notes to Financial Statements.
(2)	The Auction Market Preferred Stock ("AMPS") issued by the Fund were fully redeemed at the liquidation preference, plus accumulated but unpaid dividends, on April 23, 2013.
(3)	Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing by the number of AMPS outstanding.
(4)	Excludes accumulated undeclared dividends.

See Accompanying Notes to Consolidated Financial Statements.

20	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2016

NOTE 1. FUND ORGANIZATION

Boulder Growth & Income Fund, Inc. (the “Fund” or “BIF”), is a non‐diversified, closed‐end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).

On March 20, 2015 (the “Reorganization Date”), Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc. (“FOFI” and, together with BTF and DNY, the “Acquired Funds”) reorganized into the Fund (the “Reorganization”), pursuant to a certain Agreement and Plan of Reorganization.

Details of the Reorganization are further described in Note 15 – Fund Reorganization.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Basis for Consolidation: The accompanying consolidated financial statements include the account of FOFI 1, Ltd. (the “Subsidiary”) a wholly‐owned subsidiary of the Fund, organized under the laws of the Cayman Islands. In accordance with the Agreement and Plan of Reorganization, the ownership of the Subsidiary was transferred from FOFI to the Fund on the Reorganization Date. FOFI 1, Ltd. was dissolved on March 31, 2016.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over‐the‐counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value. Short‐term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at fair value under procedures approved by the Board of Directors (the “Board”). The Board has delegated to the Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Valuation Committee, does not represent fair value (“Fair Value Securities”). The Valuation Committee uses a third‐party pricing consultant to assist the committee in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The Valuation Committee and the valuation consultant, as appropriate, use valuation techniques that could utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee is responsible for (i) identifying Fair Value Securities, (ii) analyzing each Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers or Fund to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The Valuation Committee is responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

Annual Report | November 30, 2016	21

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2016
The Portfolio of Investments includes investments valued at $17,627,729 (1.53% of total net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time; provided, however, that the Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non‐U.S. equity securities may be adjusted under certain circumstances described below. If the Valuation Committee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Valuation Committee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Committee reviews a variety of factors, including developments  in  foreign  markets,  the  performance  of  U.S.  securities  markets,  and  the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Committee may use outside pricing services to provide it with closing prices. The Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Committee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Committee adjusts prices, the Valuation Committee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

22	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2016

Various inputs are used to determine the value of the Fund's investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical investments
Level 2 —	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stock
Banks	$67,804,436	$–	$11,940,330	$79,744,766
Diversified Financial Services	105,700,748	–	3,742,000	109,442,748
Insurance	–	–	128,930	128,930
Other	902,989,181	–	–	902,989,181
Foreign Common Stock
Other	72,781,825	–	–	72,781,825
Limited Partnerships	12,363,424	–	–	12,363,424
Hedge Fund**	N/A	N/A	N/A	1,816,469
Short Term Investments	21,992,390	–	–	21,992,390
TOTAL	$1,183,632,004	$–	$15,811,260	$1,201,259,733

*	For detailed descriptions, see the accompanying Portfolio of Investments.
**
In accordance with ASU 2015-07 and Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. The fair value amount presented in the Total column of this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

There were no transfers in or out of Levels 1 and 2 during the year ended November 30, 2016.

Annual Report | November 30, 2016	23

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2016

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Boulder Growth & Income Fund	Domestic Common Stock	Foreign Common Stock	Total
Balance as of November 30, 2015	$15,984,351	$1,456,741	$17,441,092
Realized Gain/(Loss)	(94,027)	(452,857)	(546,884)
Change in Unrealized Appreciation/(Depreciation)	(59,234)	60,527	1,293
Purchases	–	–	–
Sales Proceeds	(19,830)	(1,064,411)	(1,084,241)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of November 30, 2016	$15,811,260	$–	$15,811,260
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at November 30, 2016	$(157,243)	$–	$(157,243)

Net change in unrealized appreciation/depreciation on Level 3 securities is included on the Statement of Assets and Liabilities under Net unrealized appreciation on investments and foreign currency translation.

24	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2016

The table below provides additional information about the Level 3 Fair Value Measurements as of November 30, 2016 where the Fund used its own significant assumptions:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Industry Group	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range
Domestic Common Stocks:
	Banks	$11,940,330	Comparable Company Approach	Discount for lack of marketability	10% ‐ 32%
				Price to Tangible Book Value Multiple	1.382x ‐ 1.924	x
	Diversified Financial Services	$3,742,000	Comparable Company Approach	Discount for lack of marketability	10%
				Price to Tangible Book Value Multiple	2.017	x
	Insurance	$128,930	Future Cash Distribution less a 20% discount	Discount for lack of marketability	20%
				Future Cash Distribution	$8.19
Grand Total		$15,811,260

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease
Future Cash Distribution	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex‐dividend date or for certain foreign securities, when the information becomes available to the Fund. Non‐cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year‐end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Annual Report | November 30, 2016	25

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2016

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 7.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Distributions to stockholders are recorded on the ex‐dividend date. Any net realized short‐term capital gains will be distributed to stockholders at least annually. Any net realized long‐term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long‐term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

26	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2016

As of and during the year ended November 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Stewart Investment Advisers (“SIA”) and Rocky Mountain Advisers, LLC (“RMA”) (together with SIA, the “Advisers”) serve as co‐investment advisers to the Fund. The Fund pays the Advisers an Advisory Fee at an annual rate of 1.00% of the value of the Fund’s net assets plus the principal amount of leverage, if any (“Net Assets”).

For the year ended November 30, 2016, the Fund made net cash payments for advisory fees to SIA and RMA in the amounts of $2,784,644 and $8,353,932, respectively.

Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. RMA is owned by the Susan L. Ciciora Trust (the “SLC Trust”), which is also a stockholder of the Fund. SIA and RMA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). RMA receives 75% of the fees earned by the Advisers and SIA receives 25% of the fees earned by the Advisers.

FAS serves as the Fund’s co‐administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund including, but not limited to, providing reviews and negotiations of service providers, maintaining investment records, assisting in the calculation and publication of total returns for the Fund, providing general counsel, legal, treasury and accounting services, and any other such administrative services as may be requested from time to time by the Fund’s management or the Board. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Notwithstanding, FAS has agreed to cap the Fund’s total administration costs at 0.30% (including administration, co‐administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee based on Net Assets should the total monthly administration expenses exceed 0.30%. As the Fund’s total monthly administration costs did not exceed 0.30% during the year ended November 30, 2016, there was no fee waiver for that period. The equity owners of FAS are the Lola Brown Trust No. 1B, the SLC Trust and the Stewart West Indies Trust.

As SIA, RMA and FAS are considered affiliates of the Fund, as that term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co‐administrator. As compensation for its services, ALPS receives certain out‐of‐pocket expenses and asset‐based fees, which are accrued daily and paid monthly. The fees paid to ALPS are calculated based on the Net Assets of the Fund. In addition, up until the dissolution of FOFI 1, Ltd on March 31, 2016, ALPS received a fee for administration services related to FOFI 1, Ltd.

Annual Report | November 30, 2016	27

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2016

No persons (other than the Independent Directors) currently receive compensation from the Fund for acting as a director or officer; however, officers of the Fund may also be officers or employees of the Advisers or FAS and may receive compensation in such capacities. The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of the Advisers, FAS, or any of their affiliates a fee of $40,000 per annum, plus $5,000 for each in‐person meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board. The lead independent director of the Board receives an additional $3,125 for attending each regular quarterly meeting of the Board. The chairman of the audit committee receives an additional $3,000 for attending each regular meeting of the audit committee. The Fund will also reimburse all non‐interested Directors for travel and out‐of‐pocket expenses incurred in connection with such meetings.

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s common stock servicing agent, dividend‐paying agent and registrar. As compensation for State Street’s and Computershare’s services, the Fund pays each a monthly fee plus certain out‐of‐pocket expenses.

NOTE 4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities during the year ended November 30, 2016 were $94,304,934 and $129,244,586 respectively.

NOTE 5. CAPITAL

At November 30, 2016, 249,990,000 of $0.01 par value common stock (the “Common Stock”) were authorized, of which 106,096,817 were outstanding.

Transactions in Common Stock were as follows:

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Common Stock outstanding ‐ beginning of period	106,096,817	25,495,585
Shares issued in the Reorganization	–	80,601,232
Common Stock outstanding ‐ end of period	106,096,817	106,096,817

NOTE 6. TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 1,000 shares of $0.01 par value Auction Market Preferred Stock. On October 17, 2005, the Fund issued 1,000 AMPS. AMPS were senior to Common Stock and resulted in the financial leveraging of the Common Stock. Such leveraging tended to magnify both the risks and opportunities to common stockholders. Dividends on the AMPS were cumulative. The Fund’s AMPS had a liquidation preference of $25,000 per share plus any accumulated unpaid dividends, whether or not earned or declared by the Fund and had no mandatory retirement date.

28	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2016

On April 23, 2013 all outstanding AMPS issued by the Fund were redeemed at the liquidation preference plus accumulated but unpaid dividends.

The Fund obtained alternative financing to provide new funding in order to redeem the AMPS and provide leverage to the Fund going forward. See Note 14 ‐ Line of Credit and Securities Lending, for further information on the borrowing facility used by the Fund during, and as of, the year ended November 30, 2016.

NOTE 7. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend‐paying closed‐end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short‐term money market obligations.

Concentration Risk: The Fund operates as a “non‐diversified” investment company, as defined in the 1940 Act. As a result of being “non‐diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of November 30, 2016, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. due to the Reorganization. After the Reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the Acquired Funds purchased the security.

Foreign Issuer Risk: Investment in non‐U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non‐U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non‐U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non‐U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non‐U.S. taxes may decrease the Fund’s return.

Annual Report | November 30, 2016	29

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2016

NOTE 8. SIGNIFICANT STOCKHOLDERS

On November 30, 2016, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 45,444,844 shares of Common Stock of the Fund, representing approximately 42.83% of the total Common Stock outstanding. Stewart R. Horejsi is the Chief Investment Officer of RMA and SIA and is a portfolio manager of the Fund. Entities affiliated with Mr. Horejsi and the Horejsi family also own SIA, RMA and FAS.

NOTE 9. SHARE REPURCHASES AND REDEMPTIONS

In accordance with Section 23(c) of the 1940 Act and the rules promulgated thereunder, the Fund may from time to time effect repurchases and/or redemptions of its Common Stock.

For the years ended November 30, 2016 and November 30, 2015 the Fund did not repurchase any of its Common Stock.

NOTE 10. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

As determined on November 30, 2016, permanent differences resulting primarily from different book and tax accounting for the tax‐free merger, partnership investments, and certain other investments were reclassified at fiscal year‐end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $17,139,530, $3,381,343 and $(20,520,873) were reclassified at November 30, 2016 among accumulated net investment income, accumulated net realized gains/losses on investments and paid‐in capital, respectively, for the Fund.

The character of distributions paid on a tax basis during the year ending November 30, 2016 is as follows:

Distributions paid from:
Ordinary Income	$34,532,728
Long‐term Capital Gain	16,561,199
Tax Return of Capital	525,357
$51,619,284

The character of distributions paid on a tax basis during the year ending November 30, 2015 is as follows:

Distributions paid from:
Ordinary Income	$3,501,195
Long‐term Capital Gain	7,500,036
$11,001,231

The Fund acquired unsused pre‐enactment capital loss carryovers from FOFI of $6,748,251 expiring November 30, 2017. Capital loss carryovers used during the period were $36,129,554.

30	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2016

On November 30, 2016, based on cost of $681,925,226 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $548,607,506, aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $29,260,442, resulting in net unrealized appreciation of $519,338,982.

As of November 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$–
Accumulated Long‐term Capital Gain	(6,748,251)
Unrealized Appreciation	519,338,982
Cumulative Effect of Other Timing Differences	(3,915,818)
Total	$508,674,913

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 11. TRANSACTIONS WITH AFFILIATED COMPANIES

Transactions during the year with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Perpetual Federal Savings Bank			Redwood Financial, Inc.	Total
Beginning Share Balance as of November 30, 2015		138,159		40,650
Purchases		–		–
Sales		35,207		40,650
Ending Share balance as of November 30, 2016		102,952		–
Dividend Income		$122,933		13,528		$136,461
Realized Gains (Losses)		$601,966		1,096,483		$1,698,449
Value as of November 30, 2016	$	N/A	*	$–	$	N/A	*

*	As of November 30, 2016, the Fund owns less than 5% of the company.

NOTE 12. RESTRICTED SECURITIES

As of November 30, 2016, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Annual Report | November 30, 2016	31

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2016

Restricted securities as of November 30, 2016, were as follows:
Issuer Description	Acquisition Date	Cost	Value November 30, 2016	Value as Percentage of Net Assets Available to Common Stock November 30, 2016
Forethought Financial Group, Inc., Escrow - Class A	11/13/09-9/30/10	0	128,930	0.01%
Ithan Creek Partners L.P.	6/2/08	930,451	1,816,469	0.16%
MidCountry Financial Corp.	10/22/04	4,654,500	3,444,330	0.30%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	3,742,000	0.32%
		$8,084,951	$9,131,729	0.79%

NOTE 13. INVESTMENT IN A HEDGE FUND

As of November 30, 2016, the Fund holds a residual interest in a Hedge Fund. As of June 30, 2014, the Fund had notified the managing general partner of the Hedge Fund that it was withdrawing its interest in the Hedge Fund. A portion of the interest was withdrawn at that time. However, certain illiquid securities designated at the discretion of the managing general partner of the Hedge Fund had been segregated in “side pockets”, and were not immediately available for distribution. Such illiquid securities are referred to as “Designated Investments”. As a result, the Fund continues to maintain a residual, non-participating interest in the Hedge Fund, associated with the Designated Investments held in side pockets. Due to the Reorganization, the Fund acquired additional residual, nonparticipating interest in the Hedge Fund from DNY. The Fund will maintain such interest until all the Designated Investments within the side pockets have been liquidated and distributed, which will likely occur incrementally and over a period of years. Because of the illiquidity of the Designated Investments, the limitation on withdrawal rights and because limited partnership interests are not tradable, the investment in the Hedge Fund is an illiquid investment and involves a high degree of risk. A management fee at an annual rate of 1% of net assets and an incentive fee of 20% of net profits is included in the partnership agreement. The value assigned to the Hedge Fund is based on available information and may not necessarily represent the amount which might ultimately be realized. Due to the inherent uncertainty of valuation, the estimated fair value may differ from the value that would have been realized had the Hedge Fund been liquidated and this difference could be material.

NOTE 14. LINE OF CREDIT AND SECURITIES LENDING

On March 19, 2013 the Fund entered into a financing package that included a Committed Facility Agreement (the “BNP Credit Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $50,000,000 (“Initial Maximum Commitment”) and a BNP lending agreement, (the “BNP Lending Agreement”). On March 20, 2015, pursuant to the Reorganization, BIF amended the BNP Credit Agreement to borrow up to a limit of $172,000,000. The BNP Credit Agreement was amended again on August 1, 2015 reducing the maximum borrowing amount to $55,000,000. Borrowings under the BNP Credit Agreement were secured by assets of the Fund that were held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the BNP Credit Agreement, BNP was permitted in its discretion, with 270 calendar days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing was charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed, until the August 1, 2015 amendment when it was changed to one month LIBOR plus 0.85%. Under the terms of the August 1, 2015 amendment to the BNP Credit Agreement, the Fund was required to pay a commitment fee of 0.60% on the excess unused financing which exceeded 90% of the maximum borrowing amount. The BNP Credit Agreement was terminated on July 15, 2016 and the Fund entered into a Liquidity Agreement (the “Liquidity Agreement”) with State Street, as approved by the Board.

32	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2016

The Liquidity Agreement allows for the Fund to borrow up to $75,000,000. Borrowings under the Liquidity Agreement are secured by assets of the Fund held at the custodian (“Memo Pledged Collateral”). Under the terms of the Liquidity Agreement, State Street is permitted in its discretion, with 360 days prior written notice, to terminate the Liquidity Agreement. Interest on the borrowing is charged at the one-month LIBOR plus 0.70%. Further, pursuant to the terms of the Liquidity Agreement, the Fund grants State Street a first priority security interest in all cash, deposit accounts and all securities and other financial assets credit to any securities account or otherwise at any time held for the account of the Fund by or through State Street as the custodian.

For the year ended November 30, 2016, the average amount borrowed under the BNP Credit Agreement and the Liquidity Agreement and the average interest rate for the amount borrowed were $50,010,821 and 1.26%, respectively. Due to the short-term nature of the Liquidity Agreement, face value approximates fair value at November 30, 2016. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). As of November 30, 2016, the amount of such outstanding borrowings is $50,028,290. The interest rate applicable to the borrowings on November 30, 2016 was 1.32%. As of November 30, 2016, the amount of Memo Pledged Collateral was $51,498,818. Securities pledged as collateral are notated on the Portfolio of Investments.

The BNP Lending Agreement was a separate side-agreement between the Fund and BNP pursuant to which BNP could borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Credit Agreement. The BNP Lending Agreement was intended to permit the Fund to reduce the cost of its borrowings under the BNP Credit Agreement. BNP had the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund could designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there were eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities were outstanding, BNP remitted payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund received income from BNP based on the value of the Lent Securities. This income was recorded as Securities lending income on the Consolidated Statement of Operations.

On July 15, 2016, in conjunction with the Liquidity Agreement, the Fund entered into an agreement with State Street (the “State Street Lending Agreement”) which allows State Street, as agent to the Fund, to loan the securities held by State Street, as custodian of the Fund, to an approved securities borrower as noted in the Liquidity Agreement. This Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Liquidity Agreement. State Street has the ability to reregister such securities in its own name to pledge, re-pledge, sell, lend or otherwise use the collateral with all attendant rights of ownership. State Street cannot loan securities that are being segregated for other use. During the period in which the securities are on loan, State Street must credit the Fund all interest, dividend and other distributions paid by the security on the date that such amounts are delivered by the counterparty to State Street. The Fund has authorized and directed State Street to receive collateral in the amount of 102% or 105% of the market value of the lent security on any given day the security is on loan.

Annual Report | November 30, 2016	33

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2016

As of November 30, 2016, the value of securities on loan was $47,474,474. As the Fund has the ability to offset the fair value of any securities not returned from State Street against an equal amount of borrowings under the Liquidity Agreement, the Fund had no net exposure from the State Street Lending Agreement as of November 30, 2016. The Fund has the rights to set off for any securities that are not returned against the amount of borrowing outstanding with State Street. Any amounts above the value of securities on loan up to the amount of borrowing outstanding would be due to State Street in the event of termination of the Liquidity Agreement.

No violations of the BNP Credit Agreement, the BNP Lending Agreement, the State Street Lending Agreement, or the Liquidity Agreement occurred during the period ended November 30, 2016.

NOTE 15. FUND REORGANIZATION

The Reorganization was approved by the Boards of Directors of the Fund and the Acquired Funds on November 4, 2013 and by the stockholders of the Fund and the Acquired Funds on November 14, 2014. The Reorganization combined four Funds that had similar investment objectives, policies and risk profiles to achieve certain economies of scale, enhanced liquidity and other operational efficiencies for the Funds and their stockholders. In addition, the Funds had overlaps in advisory personnel and portfolio management. Pursuant to that certain Agreement and Plan of Reorganization, dated as of March 5, 2015, the Fund acquired all of the assets and liabilities of the Acquired Funds in exchange for common shares of the Fund. Stockholders of the Acquired Funds became stockholders of the Fund. Fractional shares were paid in cash. The Reorganization qualified as a U.S. tax-free reorganization under the Internal Revenue Code for U.S. federal income tax purposes.

The Reorganization occurred based on the relative net asset values (“NAV”) of the Fund and the Acquired Funds as of the close of regular trading on the NYSE on the Reorganization Date. At such time the Fund and the Acquired Funds reported the below financial information:

	BIF	BTF	DNY	FOFI
Net Assets	$273,608,353	$413,286,770	$108,819,429	$342,875,845
Common Shares Outstanding	25,495,585	12,338,660	4,157,117	28,739,389
NAV	$10.73	$33.50	$26.18	$11.93

Cost of Investments		$191,984,519	$76,267,720	$237,045,531
Fair Value of Investments		$482,746,481	$133,014,167	$285,388,113
Net Unrealized Appreciation		$290,761,962	$56,746,447	$48,342,582

34	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2016

As such, the ratio of the Fund shares received for each share of the respective Acquired Fund and the number of shares issued of the Fund are shown below:

	BTF	DNY	FOFI	TOTAL
Exchange Ratio	3.121182	2.439214	1.111719
Number of BIF shares issued	38,511,187	10,140,097	31,949,948	80,601,232

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to stockholders for tax purposes. At the time of the Reorganization, the Fund acquired unused pre-enactment capital loss carryovers from FOFI of $9,191,039 expiring March 31, 2017 and $35,618,163 expiring March 31, 2018. The Fund also acquired unused post-enactment capital loss carryovers from FOFI of $6,967,304.

Assuming the acquisition had been completed on December 1, 2014, the beginning of the reporting period of the Fund, the Fund’s pro-forma results of operations for the year ended November 30, 2015 are as follows:

Net Investment Income/(Loss)	$5,677,571
Net Realized and Unrealized Gain/(Losses)	$(96,263,269)
Change in Net Assets Resulting from Operations	$(90,585,698)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. As such, it is not practicable to separate the amounts of revenue and earnings of BTF, DNY and FOFI that have been included in the Fund’s Consolidated Statement of Operations since the Reorganization Date, as presented in the Fund’s Annual Report dated November 30, 2015.

In connection with the Reorganization, the Fund and the Acquired Funds incurred certain associated costs and expenses of $837,600.

Annual Report | November 30, 2016	35

Boulder Growth & Income Fund, Inc.	Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Boulder Growth & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Boulder Growth & Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2016, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and hedge fund manager. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boulder Growth & Income Fund, Inc. as of November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 27, 2017

36	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Additional Information

November 30, 2016 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) on the Fund’s website at www.boulderfunds.net; (ii) on the SEC’s website at www.sec.gov; or (iii) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, (i) on the Fund’s website located at www.boulderfunds.net, (ii) on the SEC’s website at www.sec.gov, or (iii) by calling toll-free (877) 561-7914. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to its principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.boulderfunds.net.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Annual Report | November 30, 2016	37

Boulder Growth & Income Fund, Inc.	Additional Information

November 30, 2016 (Unaudited)

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

NOTICE TO STOCKHOLDERS

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2015:

Qualified Dividend Income: 100.00%
Dividend Received Deduction: 100.00%

In early 2016, if applicable, stockholders of record received this information for the distributions paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify stockholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $16,561,199 as long-term capital gain dividends for the fiscal year ended November 30, 2016.

MEETING OF STOCKHOLDERS – VOTING RESULTS

On November 10, 2016, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: To elect Class III Directors to the Board of Directors to serve until the 2019 Annual Meeting of Stockholders.

Election of Dr. Dean L. Jacobson

	# of Votes Cast	% of Votes Cast
For	89,986,736	93.68%
Withhold	6,074,340	6.32%
TOTAL	96,061,076	100.00%

38	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Additional Information

November 30, 2016 (Unaudited)

Election of Stephen C. Miller

	# of Votes Cast	% of Votes Cast
For	88,171,138	91.79%
Withhold	7,889,938	8.21%
TOTAL	96,061,076	100.00%

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the fiscal period ended November 30, 2016				% Breakdown of the Total Cumulative Distributions for the fiscal period ended November 30, 2016
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.1968	$0.2897	$0.00	$0.4865	40.46%	59.54%	0.00%	100.00%

Annual Report | November 30, 2016	39

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan

November 30, 2016 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

40	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan

November 30, 2016 (Unaudited)

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 30170, College Station, TX, 77842-3170. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

Annual Report | November 30, 2016	41

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2016 (Unaudited)

Certain information regarding the Directors of the Fund is set forth below. The Fund’s SAI includes additional information about the Directors of the Fund and is available, without charge, upon request, by calling toll free (877) 561‐7914.

INDEPENDENT DIRECTORS(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director
Dr. Dean L. Jacobson Age: 78	Class I Director	Term expires 2019; Director since 2006.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	N/A	None.
Richard I. Barr Age: 79	Lead Independent Director and Class III Director	Term expires 2018; Director since 2002 (Lead Independent Director since 2013).	Retired (since 2001); various executive positions (1963‐2001), Advantage Sales and Marketing, Inc. (food brokerage) and CBS Marketing (1963‐1996).	N/A	None.
Steven K. Norgaard Age: 51	Class III Director	Term expires 2018; Director since 2011.	Attorney (since 1994), Steven K. Norgaard, P.C. (law firm); Director (since 2007), ATG Trust Company (independent trust company).	N/A	The Frontier Funds (six portfolios) (since 2013).

42	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2016 (Unaudited)

INTERESTED DIRECTORS(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director
Joel W. Looney(4) Age: 54	Chairman and Class II Director	Term expires 2017; Director since 2002; Chairman since 2003.
Assistant Investment Officer (since October 2013), RMA (investment adviser); Assistant Investment Officer (2013‐ 2015), BIA (investment adviser); Partner (1999‐2013), Financial Management Group, LLC (investment adviser); Registered Representative (2007‐2013), VSR Financial Services, Inc. (investment adviser).
				N/A	None.

Annual Report | November 30, 2016	43

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2016 (Unaudited)

INTERESTED DIRECTORS (continued)(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director
Stephen C. Miller(5) Age: 64	Class I Director and President	Term expires 2019; Director from 2003 to 2005 and since 2014; President since 2002.
President and General Counsel (since 2008), RMA (investment adviser); Manager (since 1999), FAS; Vice President (since 1999), SIA (investment adviser); Chief Compliance Officer (2012‐2016), SIA, FAS and RMA; President and General Counsel (1999‐2015), BIA (investment adviser) and Chief Compliance Officer (2012‐2015), BIA.
				N/A	None.

(1)
Directors who are not “interested persons” of the Fund (as that term is defined in the 1940 Act) are referred to as “Independent Directors”. Directors who are “interested persons” of the Fund under the 1940 Act are referred to as “Interested Directors.”

(2)	Unless otherwise specified, the Directors’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
(3)
On March 20, 2015, Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc. (“FOFI”) reorganized into the Fund (the “Reorganization”). As a result of the Reorganization, BTF, DNY and FOFI ceased business operations as investment companies and were formally deregistered as investment companies with the Securities and Exchange Commission (“SEC”) on June 24, 2015. Consequently, the Fund is no longer part of a “Fund Complex.”

(4)	Mr. Looney is considered an “interested person” by virtue of him being an employee of FAS and Assistant Investment Officer of RMA.
(5)	Mr. Miller is considered an “interested person” by virtue of him being an employee and manager of FAS, President and General Counsel of RMA, and Vice President of SIA.

44	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2016 (Unaudited)

OFFICERS

The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on February 4, 2016. Officers are elected annually and will hold such office until a successor has been elected by the Board.

Name, Age and Address(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years(2)
Stephen C. Miller Age: 64	President	Appointed annually; served since 2002.
President of the Fund; President and General Counsel (since 2008), RMA; Manager (since 1999), FAS; Vice President (since 1999), SIA; Chief Compliance Officer (2012‐2016) for SIA, FAS and RMA; President and General Counsel (1999‐2015), BIA and Chief Compliance Officer (2012‐2015), BIA.

Nicole L. Murphey Age: 39	Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, and Assistant Secretary	Appointed annually; served as Chief Financial Officer, Chief Accounting Officer and Treasurer since 2011; served as Vice President since 2008; served as Assistant Secretary since 2000.
Vice President and Treasurer (since 2011), RMA; Assistant Manager (since 2011), FAS; Vice President and Treasurer (2011‐2015), BIA; Chief Compliance Officer (since 2016), RMA, SIA and FAS; Chief Financial Officer, Chief Accounting Officer, Treasurer (2011‐2015), Vice President (2008‐2015) and Assistant Secretary (2002‐2015), Boulder Total Return Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (2011‐2015), Vice President (2008‐2015) and Assistant Secretary (2007‐2015), The Denali Fund Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (2011‐2015), Vice President (2008‐2015) and Assistant Secretary (2003‐2015), First Opportunity Fund, Inc.

Annual Report | November 30, 2016	45

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2016 (Unaudited)

OFFICERS (continued)

Name, Age and Address(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years(2)
Theodore Uhl Age: 42	Chief Compliance Officer	Appointed Annually; served since July 2015.
Vice President and Deputy Chief Compliance Officer, ALPS Fund Services, Inc. (“ALPS”) (since 2010); Chief Compliance Officer, Financial Investors Trust (since 2010), Reality Shares Trust (since 2015), Centre Funds (since 2011), Elevation ETF Trust (since 2015), Index Funds (since 2016) and Reaves Utility Income Fund (since 2015); Internal Audit Manager/Senior Risk Manager, ALPS (2006‐2010); Sr. Analyst at Enenbach & Associates (registered investment adviser) (2004 to 2006); Senior Financial Analyst, Sprint Corporation (2000‐2004); Staff auditor, RSM McGladrey (1998‐2000).

Stephanie J. Kelley Age: 60	Secretary	Appointed annually; served since 2002.
Secretary (2000‐2015) and Assistant Compliance Officer (2000‐2011), Boulder Total Return Fund, Inc.; Secretary (2007‐2015) and Assistant Compliance Officer (2007‐2011), The Denali Fund Inc.; Secretary (2003‐2015) and Assistant Compliance Officer (2003‐2011), First Opportunity Fund, Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family.

Brandon A. Krinhop Age: 31	Assistant Treasurer	Appointed annually; served since 2014.
Assistant Treasurer (2014‐2015), Boulder Total Return Fund, Inc.; Assistant Treasurer (2014‐2015), The Denali Fund Inc.; Assistant Treasurer (2014‐2015), First Opportunity Fund, Inc.; Senior Fund Operations Analyst (since 2008), FAS and RMA.

(1)	Unless otherwise specified, the Officers’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
(2)
On March 20, 2015, Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc. (“FOFI”) reorganized into the Fund (the “Reorganization”). As  a  result  of  the  Reorganization,  BTF,  DNY  and  FOFI  ceased  business  operations  as investment  companies  and  were  formally  deregistered  as  investment  companies  with  the Securities and Exchange Commission (“SEC”) on June 24, 2015.

46	www.boulderfunds.net

Page Intentionally Left Blank

DIRECTORS	Richard I. Barr Dr. Dean L. Jacobson Joel W. Looney Stephen C. Miller Steven K. Norgaard
CO-INVESTMENT ADVISERS	Stewart Investment Advisers Rocky Mountain Advisers, LLC 2344 Spruce Street, Suite A Boulder, CO 80302
CO-ADMINISTRATOR	Fund Administrative Services, LLC 2344 Spruce Street, Suite A Boulder, CO 80302
CO-ADMINISTRATOR	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
CUSTODIAN	State Street Bank and Trust One Lincoln Street Boston, MA 02111
STOCK TRANSFER AGENT	Computershare 480 Washington Blvd. Jersey City, NJ 07310
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Deloitte & Touche LLP 555 17th Street, Suite 3600 Denver, CO 80202
LEGAL COUNSEL	Paul Hastings, LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

BOULDER GROWTH & INCOME FUND, INC.
c/o Computershare
480 Washington Blvd.
Jersey City, NJ 07310

BOULDER

GROWTH & INCOME FUND, INC.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Boulder Growth & Income Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer (the “Senior Officer COE”). During the period covered by this report, there were no material changes made to provisions of the Senior Officer COE, nor were there any waivers granted from a provision of the Senior Officer COE. A copy of the Registrant’s Senior Officer COE is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Directors has determined that Steven K. Norgaard is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined in paragraph (a)(2) of Item 3.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $125,000 and $103,500 for the fiscal years ended November 30, 2015 and November 30, 2016, respectively.

(b)
Audit-Related Fees – The aggregate fees billed for the fiscal years ended November 30, 2015 and November 30, 2016 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and which are not reported under (a) of this Item were $5,000 and $0. The nature of the services provided in 2015 involved agreed-upon procedures related to the Preferred Shares in The Denali Fund Inc. which were incurred prior to the Reorganization on March 20, 2015.

(c)
Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns, excise tax returns, December dividend calculations and Maryland Property Tax returns were $12,000 and $7,900 for the fiscal years ended November 30, 2015 and November 30, 2016, respectively.

(d)
All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $3,000 and $0 for the fiscal years ended November 30, 2015 and November 30, 2016, respectively. The nature of the services provided in 2015 was related to the Reorganization.

(e)
(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services. Under the audit committee’s charter, pre-approval of permitted non-audit services by the Registrant’s accountant is not required if: (1) the aggregate amount of all permitted non-audit services is not more than 5% of the total revenues paid by the Registrant to the accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the audit committee and approved by the audit committee or a designated audit committee member prior to the completion of the audit of the Registrant’s annual financial statements.

(2)  There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended November 30, 2016 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $0 in 2015 and $0 for 2016.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Steven K. Norgaard.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board of Directors, the voting of proxies relating to its voting securities to the Advisers. The Registrant’s Proxy Voting Procedures of the Advisers are included below.

Exhibit (a)(1)

PROXY VOTING PROCEDURES

BACKGROUND AND DISCUSSION

Effective April 14, 2003 the SEC adopted rule and form amendments that:

•
Require a management investment company registered under the Investment Company Act of 1940 ("fund") to disclose in its registration statement (and, in the case of a closed-end fund, Form N-CSR) the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities; and

•
Require a fund to file with the SEC and to make available to its shareholders, either on its website or upon request, its record of how it voted proxies relating to portfolio securities. A fund will be required to disclose in its annual and semi-annual reports to shareholders and in its registration statement the methods by which shareholders may obtain information about proxy voting.

Proxy voting policies and procedures are also required by Rule 206(4)-6 of the Investment Advisers Act of 1940:

•
For investment advisers registered or required to be registered under section 203 of the Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act, to exercise voting authority with respect to client securities, unless the adviser:

○	Adopts and implements written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients
○	Disclosure to clients how they may obtain information about how the adviser voted
○	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy

POLICY AND PROCEDURE

The Board of Directors of Boulder Growth & Income Fund, Inc. (the “Fund”) has adopted the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund (the "Voting Policies").

Exhibit (a)(1)

1.         Policy.  It is the policy of the Board of Directors of the Fund (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s investment advisers (the “Advisers”) as a part of the Advisers’ general management of the Fund, subject to the Board’s continuing oversight.1    The voting of proxies is an integral part of the investment management services that the Advisers provide pursuant to the advisory contract with the Fund.

2.         Fiduciary Duty. The right to vote a proxy with respect to portfolio securities held by the Fund is a significant asset of the Fund. The Advisers, to which authority to vote on behalf of the Fund is delegated, exercise this voting responsibility as a fiduciary, and vote proxies in a manner consistent with the best interest of the Fund and its stockholders, and with the goal of maximizing the value of the Fund and the stockholders’ investments.

3.          Procedures.  The following are the procedures adopted by the Board for the administration of this policy:

a.   Review of Adviser Proxy Voting Procedures. The Advisers, with advice and counsel from the Board, shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually (the "Voting Guidelines"), and must notify the Board promptly of any material changes. Subject to the foregoing, the Advisers may elect to adopt the voting guidelines of a reputable third-party proxy voting research provider as approved by the Board. In accordance with the foregoing, the Advisers have adopted the Voting Guidelines which are attached hereto as Exhibit A.

b.   Voting Record Reporting.  No less than annually, the Advisers shall report to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the respective year.  With respect to those proxies the Advisers have identified as involving a conflict of interest2, the Advisers shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.         Revocation. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Fund after July 1, 2003.

5.         Annual Filing. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12-month period stated above, and must be signed on behalf of the Fund by the principal executive officers.

[1]	This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

[2]
As it is used in this document, the term “conflict of interest” refers to a situation in which the Advisers or affiliated persons of the Advisers have a financial interest in a matter presented by a proxy other than the obligation they incur as investment advisers to the Fund which compromises or may appear to compromise the Advisers’ independence of judgment and action with respect to the voting of the proxy.

Exhibit (a)(1)

     6.          Disclosures.

a.  The Fund shall include in any future registration statement:

i.       A description of the Voting Policies and the Voting Guidelines3; and

ii.       A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.4

b.   The Fund shall include in its Annual and Semi-Annual Reports to stockholders:

i.       A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; and on the SEC website.5

ii.       A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.6

7.         Recordkeeping Requirements.    SEC Investment Adviser Act Rule 204-2, as amended, requires advisers to retain:

1.	Proxy voting policies and procedures

2.	Proxy statements received regarding client securities

3.	Records of votes cast on behalf of clients

4.	Records of written client requests

5.	Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8.         Review of Policy. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

9.         Use of Third Party Proxy Voting Services. The Advisers may elect to use a proxy voting service to receive, vote and maintain required records with respect to proxies relating to the Fund’s portfolio securities so long as the Voting Policies and Voting Guidelines continue to be followed as contemplated hereunder.

[3]	This disclosure is included in all registration statements filed on behalf of the Fund after July 1, 2003.

[4]	This disclosure is included in all registration statements filed on behalf of the Fund after August 31, 2004.

[5]	This disclosure is included in all reports filed on behalf of the Fund after July 1, 2003.

[6]	This disclosure is included in all reports filed on behalf of the Fund after August 31, 2004.

Exhibit (a)(1)

Dated:  October 26, 2007

Amended: July 30, 2010
Amended: November 8, 2010,
Amended: July 27, 2012
Amended: August 5, 2013
Amended: May 4, 2015
Amended: October 30, 2015 to provide additional background material and address third- party proxy voting service voting guidelines

Exhibit (a)(1)

EXHIBIT A –   VOTING GUIDLINES

Below is a copy of the ISS Concise Voting Guidelines. For a complete summary of the guidelines, please see the following link:

https://www.issgovernance.com/file/products/2017-us-summary-voting-guidelines.pdf

Exhibit (a)(1)

United States

Summary Proxy Voting Guidelines

2017 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2017

Published December 22, 2016

www.issgovernance.com

© 2016 ISS | Institutional Shareholder Services

2017 U.S. Summary Proxy Voting Guidelines

TABLE OF CONTENTS

COVERAGE		8
1.	ROUTINE/MISCELLANEOUS	9
	Adjourn Meeting	9
	Amend Quorum Requirements	9
	Amend Minor Bylaws	9
	Change Company Name	9
	Change Date, Time, or Location of Annual Meeting	9
	Other Business	9
	AUDIT‐RELATED	9
	Auditor Indemnification and Limitation of Liability	9
	Auditor Ratification	10
	Shareholder Proposals Limiting Non‐Audit Services	10
	Shareholder Proposals on Audit Firm Rotation	10
2.	BOARD OF DIRECTORS:	11
	VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	11
	1. Accountability	11
	2. Responsiveness	15
	3. Composition	15
	4. Independence	16
	ISS U.S. Categorization of Directors	17
	OTHER BOARD‐RELATED PROPOSALS	19
	Age/Term Limits	19
	Board Size	19
	Classification/Declassification of the Board	19
	CEO Succession Planning	19
	Cumulative Voting	19
	Director and Officer Indemnification and Liability Protection	20
	Establish/Amend Nominee Qualifications	20
	Establish Other Board Committee Proposals	20
	Filling Vacancies/Removal of Directors	21
	Independent Chair (Separate Chair/CEO)	21
	Majority of Independent Directors/Establishment of Independent Committees	22
	Majority Vote Standard for the Election of Directors	22
	Proxy Access	22
	Require More Nominees than Open Seats	22
	Shareholder Engagement Policy (Shareholder Advisory Committee)	23
	Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections	23
	Vote‐No Campaigns	23
3.	SHAREHOLDER RIGHTS & DEFENSES	24
	Advance Notice Requirements for Shareholder Proposals/Nominations	24

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	2 of 71

2017 U.S. Summary Proxy Voting Guidelines

	Amend Bylaws without Shareholder Consent	24
	Control Share Acquisition Provisions	24
	Control Share Cash‐Out Provisions	24
	Disgorgement Provisions	25
	Fair Price Provisions	25
	Freeze‐Out Provisions	25
	Greenmail	25
	Litigation Rights (including Exclusive Venue and Fee‐Shifting Bylaw Provisions)	25
	Net Operating Loss (NOL) Protective Amendments	26
	POISON PILLS (SHAREHOLDER RIGHTS PLANS)	26
	Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	26
	Management Proposals to Ratify a Poison Pill	26
	Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	27
	Proxy Voting Disclosure, Confidentiality, and Tabulation	27
	Reimbursing Proxy Solicitation Expenses	28
	Reincorporation Proposals	28
	Shareholder Ability to Act by Written Consent	28
	Shareholder Ability to Call Special Meetings	29
	Stakeholder Provisions	29
	State Antitakeover Statutes	29
	Supermajority Vote Requirements	29
4.	CAPITAL/RESTRUCTURING	30
	CAPITAL	30
	Adjustments to Par Value of Common Stock	30
	Common Stock Authorization	30
	Dual Class Structure	31
	Issue Stock for Use with Rights Plan	31
	Preemptive Rights	31
	Preferred Stock Authorization	31
	Recapitalization Plans	32
	Reverse Stock Splits	32
	Share Issueance Mandates	32
	Share Repurchase Programs	32
	Stock Distributions: Splits and Dividends	32
	Tracking Stock	32
	RESTRUCTURING	33
	Appraisal Rights	33
	Asset Purchases	33
	Asset Sales	33
	Bundled Proposals	33
	Conversion of Securities	33

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	3 of 71

2017 U.S. Summary Proxy Voting Guidelines

	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	34
	Formation of Holding Company	34
	Going Private and Going Dark Transactions (LBOs and Minority Squeeze‐outs)	34
	Joint Ventures	35
	Liquidations	35
	Mergers and Acquisitions	35
	Private Placements/Warrants/Convertible Debentures	36
	Reorganization/Restructuring Plan (Bankruptcy)	37
	Special Purpose Acquisition Corporations (SPACs)	37
	Spin‐offs	38
	Value Maximization Shareholder Proposals	38
5.	COMPENSATION	39
	EXECUTIVE PAY EVALUATION	39
	Advisory Votes on Executive Compensation—Management Proposals (Management Say‐on‐Pay)	39
	Pay‐for‐Performance Evaluation	40
	Problematic Pay Practices	40
	Compensation Committee Communications and Responsiveness	42
	Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")	42
	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	42
	EQUITY‐BASED AND OTHER INCENTIVE PLANS	43
	Shareholder Value Transfer (SVT)	43
	Three‐Year Burn Rate	44
	2017 Burn‐Rate Benchmarks	44
	Egregious Factors	47
	Liberal Change in Control Definition	47
	Repricing Provisions	47
	Problematic Pay Practices or Significant Pay‐for‐Performance Disconnect	47
	Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))	47
	Specific Treatment of Certain Award Types in Equity Plan Evaluations	48
	Dividend Equivalent Rights	48
	Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	48
	OTHER COMPENSATION PLANS	48
	401(k) Employee Benefit Plans	48
	Employee Stock Ownership Plans (ESOPs)	49
	Employee Stock Purchase Plans—Qualified Plans	49
	Employee Stock Purchase Plans—Non‐Qualified Plans	49
	Option Exchange Programs/Repricing Options	49
	Stock Plans in Lieu of Cash	50
	Transfer Stock Option (TSO) Programs	50
	DIRECTOR COMPENSATION	51
	Shareholder Ratification of Director Pay Programs	51

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	4 of 71

2017 U.S. Summary Proxy Voting Guidelines

	Equity Plans for Non‐Employee Directors	51
	Non‐Employee Director Retirement Plans	52
	SHAREHOLDER PROPOSALS ON COMPENSATION	52
	Adopt Anti‐Hedging/Pledging/Speculative Investments Policy	52
	Bonus Banking/Bonus Banking “Plus”	52
	Compensation Consultants—Disclosure of Board or Company’s Utilization	52
	Disclosure/Setting Levels or Types of Compensation for Executives and Directors	52
	Golden Coffins/Executive Death Benefits	53
	Hold Equity Past Retirement or for a Significant Period of Time	53
	Non‐Deductible Compensation	53
	Pay Disparity	53
	Pay for Performance/Performance‐Based Awards	53
	Pay for Superior Performance	54
	Pre‐Arranged Trading Plans (10b5‐1 Plans)	54
	Prohibit CEOs from Serving on Compensation Committees	55
	Recoupment of Incentive or Stock Compensation in Specified Circumstances	55
	Severance Agreements for Executives/Golden Parachutes	55
	Share Buyback Holding Periods	56
	Supplemental Executive Retirement Plans (SERPs)	56
	Tax Gross‐Up Proposals	56
	Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	56
6.	SOCIAL/ENVIRONMENTAL ISSUES	57
	GLOBAL APPROACH	57
	ENDORSEMENT OF PRINCIPLES	57
	ANIMAL WELFARE	57
	Animal Welfare Policies	57
	Animal Testing	58
	Animal Slaughter	58
	CONSUMER ISSUES	58
	Genetically Modified Ingredients	58
	Reports on Potentially Controversial Business/Financial Practices	58
	Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	59
	Product Safety and Toxic/Hazardous Materials	59
	Tobacco‐Related Proposals	59
	CLIMATE CHANGE	60
	Climate Change/Greenhouse Gas (GHG) Emissions	60
	Energy Efficiency	61
	Renewable Energy	61
	DIVERSITY	61
	Board Diversity	61
	Equality of Opportunity	62
	Gender Identity, Sexual Orientation, and Domestic Partner Benefits	62

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	5 of 71

2017 U.S. Summary Proxy Voting Guidelines

	ENVIRONMENT AND SUSTAINABILITY	62
	Facility and Workplace Safety	62
	General Environmental Proposals and Community Impact Assessments	62
	Hydraulic Fracturing	63
	Operations in Protected Areas	63
	Recycling	63
	Sustainability Reporting	63
	Water Issues	63
	GENERAL CORPORATE ISSUES	64
	Charitable Contributions	64
	Data Security, Privacy, and Internet Issues	64
	Environmental, Social, and Governance (ESG) Compensation‐Related Proposals	64
	HUMAN RIGHTS, LABOR ISSUES, AND INTERNATIONAL OPERATIONS	64
	Human Rights Proposals	64
	Operations in High Risk Markets	65
	Outsourcing/Offshoring	65
	Weapons and Military Sales	66
	POLITICAL ACTIVITIES	66
	Lobbying	66
	Political Contributions	66
	Political Ties	66
7.	MUTUAL FUND PROXIES	67
	Election of Directors	67
	Converting Closed‐end Fund to Open‐end Fund	67
	Proxy Contests	67
	Investment Advisory Agreements	67
	Approving New Classes or Series of Shares	67
	Preferred Stock Proposals	67
	1940 Act Policies	68
	Changing a Fundamental Restriction to a Nonfundamental Restriction	68
	Change Fundamental Investment Objective to Nonfundamental	68
	Name Change Proposals	68
	Change in Fund's Subclassification	68
	Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	68
	Disposition of Assets/Termination/Liquidation	69
	Changes to the Charter Document	69
	Changing the Domicile of a Fund	69
	Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	69
	Distribution Agreements	70
	Master‐Feeder Structure	70
	Mergers	70

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	6 of 71

2017 U.S. Summary Proxy Voting Guidelines

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS	70
Establish Director Ownership Requirement	70
Reimburse Shareholder for Expenses Incurred	70
Terminate the Investment Advisor	70

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	7 of 71

2017 U.S. Summary Proxy Voting Guidelines

COVERAGE

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly traded U.S. - incorporated companies that are held in our institutional investor clients' portfolios, and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities (“ARPS”) and Variable Rate Municipal Term Preferred securities (“VMTPs”).

Foreign-incorporated companies

In addition to U.S. incorporated companies, U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

›
U.S. Domestic Issuers – which have a majority of shareholders in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies – are generally covered under standard U.S. policy guidelines.

›
Foreign Private Issuers (FPIs) – which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file 10-K or DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) – are covered under a combination of policy guidelines:

›	FPI Guidelines, which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports, and
›	For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

Foreign Private Issuers in Tax Havens

A number of FPIs incorporate in “tax haven” markets, such as Bermuda, the Bahamas, Cayman Islands, and Marshall Islands. These companies may list in the U.S. and/or other markets such as Hong Kong or Singapore, in which case ISS assigns a primary coverage market and applies relevant policy as appropriate.

General Recommendation: Vote against (or withhold from) non-independent director nominees at companies that fail to have the following: a majority-independent board; standing audit, compensation, and nominating committees, each composed entirely of independent directors.

Where the design and disclosure of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	8 of 71

2017 U.S. Summary Proxy Voting Guidelines

1. ROUTINE/MISCELLANEOUS

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

›	The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;
›	The motivation and rationale for establishing the agreements;
›	The quality of the company’s disclosure; and
›	The company’s historical practices in the audit area.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	9 of 71

2017 U.S. Summary Proxy Voting Guidelines

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

›	An auditor has a financial interest in or association with the company, and is therefore not independent;
›	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
›	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
›	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

›	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:
›	The tenure of the audit firm;
›	The length of rotation specified in the proposal;
›	Any significant audit-related issues at the company;
›	The number of Audit Committee meetings held each year;
›	The number of financial experts serving on the committee; and
›	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	10 of 71

2017 U.S. Summary Proxy Voting Guidelines

2. BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.
Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

2.
Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

3.
Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members.

4.
Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1. Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

[1]
 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]
 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic  action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	11 of 71

2017 U.S. Summary Proxy Voting Guidelines

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A dual-class capital structure; and/or
›	A non-shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

 Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

›
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

›	The issuer’s rationale;
›	The issuer’s governance structure and practices; and
›	The issuer’s track record of accountability to shareholders.

Restricting Binding Shareholder Proposals:

Generally vote against or withhold from members of the governance committee if:

1.7.
The company’s charter imposes undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	12 of 71

2017 U.S. Summary Proxy Voting Guidelines

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.8.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.9.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.10.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.11.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.12.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.13.	The company maintains significant problematic pay practices;
1.14.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.15.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.16.	The company fails to fulfill the terms of a burn-rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.17.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures

1.18.
Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	13 of 71

2017 U.S. Summary Proxy Voting Guidelines

›	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
›	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company's ownership structure;
›	The company's existing governance provisions;
›	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders' ability to amend bylaws.

1.19.
For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

›	The level of impairment of shareholders' rights;
›	The disclosed rationale;
›	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
›	Any reasonable sunset provision; and
›	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.20.	Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;
1.21.	Failure to replace management as appropriate; or
1.22.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her  ability to effectively oversee management and serve the best interests of shareholders at any company.

[3]
Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	14 of 71

2017 U.S. Summary Proxy Voting Guidelines

2. Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

›	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
›	The company's ownership structure and vote results;
›	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
›	The previous year's support level on the company's say-on-pay proposal.

3. Composition

Attendance at Board and Committee Meetings:

3.1.
Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	15 of 71

2017 U.S. Summary Proxy Voting Guidelines

Overboarded Directors:

Generally vote against or withhold from individual directors who:

3.3.	Sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[5].

4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the  Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

[5]
Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	16 of 71

2017 U.S. Summary Proxy Voting Guidelines

ISS U.S. Categorization of Directors

1.	Inside Director (I)
1.1.	Current employee or current officer[1] of the company or one of its affiliates[2].
1.2.	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
1.3.	Director named in the Summary Compensation Table (excluding former interim officers).

2.	Affiliated Outside Director (AO)

Board Attestation
2.1.	Board attestation that an outside director is not independent.

Former CEO/Interim Officer
2.2.	Former CEO of the company.[3],[4]
2.3.	Former CEO of an acquired company within the past five years[4].
2.4.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Non-CEO Executives
2.5.	Former officer[1] of the company, an affiliate[2], or an acquired firm within the past five years.
2.6.	Officer [1] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

Family Members
2.7.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.
2.8.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.9.
Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships
2.10.
Currently provides (or an immediate family member[6] provides) professional services[7] to the company, to an affiliate[2] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.
Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7] to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.	Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).
2.13.
Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.14.
Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships
2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[10].
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Any material[12] relationship with the company.

3.	Independent Outside Director (IO)
3.1.	No material[12] connection to the company other than a board seat.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	17 of 71

2017 U.S. Summary Proxy Voting Guidelines

Footnotes:

[1]
The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

[2]	“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

[3]	Includes any former CEO of the company prior to the company’s initial public offering (IPO).

[4]
When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[5]
ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

[6]
“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[7]
Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance ser vices and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

[8]
A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

[9]
Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent outsiders if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	18 of 71

2017 U.S. Summary Proxy Voting Guidelines

[10]
Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

[11]	The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an independent outsider.

[12]
For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board-Related Proposals

Age/Term Limits

General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning
General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

›	The reasonableness/scope of the request; and
›	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:
›	The company has proxy access[6], thereby allowing shareholders to nominate directors to the company’s ballot; and

[6]	A proxy access right that meets the recommended guidelines.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	19 of 71

2017 U.S. Summary Proxy Voting Guidelines

›
The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

›	Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
›	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
›
Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

›	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
›	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

›	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
›	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
›	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
›	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	20 of 71

2017 U.S. Summary Proxy Voting Guidelines

›	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
›	Level of disclosure regarding the issue for which board oversight is sought;
›	Company performance related to the issue for which board oversight is sought;
›	Board committee structure compared to that of other companies in its industry sector; and
›	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company's current board leadership structure;
›	The company's governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS' performance assessment will generally consider one-, three-, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	21 of 71

2017 U.S. Summary Proxy Voting Guidelines

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider (See  Categorization of Directors).

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	22 of 71

2017 U.S. Summary Proxy Voting Guidelines

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

›	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
›	Effectively disclosed information with respect to this structure to its shareholders;
›	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
›
The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;
›	Management’s track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	23 of 71

2017 U.S. Summary Proxy Voting Guidelines

3. SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	24 of 71

2017 U.S. Summary Proxy Voting Guidelines

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

›	The company's stated rationale for adopting such a provision;
›	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
›	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	25 of 71

2017 U.S. Summary Proxy Voting Guidelines

›
Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

›
The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
›
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

›	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

›	Shareholders have approved the adoption of the plan; or
›
The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	26 of 71

2017 U.S. Summary Proxy Voting Guidelines

›	No lower than a 20 percent trigger, flip-in or flip-over;
›	A term of no more than three years;
›	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
›
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
›
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

›	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

›	The scope and structure of the proposal;
›
The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;

›	The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
›	Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
›	Any recent controversies or concerns related to the company's proxy voting mechanics;
›	Any unintended consequences resulting from implementation of the proposal; and
›	Any other factors that may be relevant.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	27 of 71

2017 U.S. Summary Proxy Voting Guidelines

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

›	The election of fewer than 50 percent of the directors to be elected is contested in the election;
›	One or more of the dissident’s candidates is elected;
›	Shareholders are not permitted to cumulate their votes for directors; and
›	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

›	Reasons for reincorporation;
›	Comparison of company's governance practices and provisions prior to and following the reincorporation; and
›	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

›	Shareholders' current right to act by written consent;
›	The consent threshold;
›	The inclusion of exclusionary or prohibitive language;
›	Investor ownership structure; and
›	Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

›	An unfettered[7] right for shareholders to call special meetings at a 10 percent threshold;
›	A majority vote standard in uncontested director elections;
›	No non-shareholder-approved pill; and
›	An annually elected board.

[7]
"Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	28 of 71

2017 U.S. Summary Proxy Voting Guidelines

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

›	Shareholders’ current right to call special meetings;
›	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
›	The inclusion of exclusionary or prohibitive language;
›	Investor ownership structure; and
›	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

›	Ownership structure;
›	Quorum requirements; and
›	Vote requirements.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	29 of 71

2017 U.S. Summary Proxy Voting Guidelines

4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company's use of authorized shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›
The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.
Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	30 of 71

2017 U.S. Summary Proxy Voting Guidelines

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

›	The company discloses a compelling rationale for the dual-class capital structure, such as:
›	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
›	The new class of shares will be transitory;
›	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
›	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

›	The size of the company;
›	The shareholder base; and
›	The liquidity of the stock.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company's use of authorized preferred shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes for the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	31 of 71

2017 U.S. Summary Proxy Voting Guidelines

›
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

›	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

›	More simplified capital structure;
›	Enhanced liquidity;
›	Fairness of conversion terms;
›	Impact on voting power and dividends;
›	Reasons for the reclassification;
›	Conflicts of interest; and
›	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

›	A stock exchange has provided notice to the company of a potential delisting; or
›	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Share Issueance Mandates

General Recommendation: Vote for general share issuance authorities (those without a specified purpose) without pre-emptive rights to a maximum of 20 percent of currently issued capital, as long as the duration of the authority is clearly disclosed and reasonable. As a general rule, companies should seek renewal of the issuance authority at each annual meeting.

Share Repurchase Programs

General Recommendation: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

›	Adverse governance changes;

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	32 of 71

2017 U.S. Summary Proxy Voting Guidelines

›	Excessive increases in authorized capital stock;
›	Unfair method of distribution;
›	Diminution of voting rights;
›	Adverse conversion features;
›	Negative impact on stock option plans; and
›	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

›	Purchase price;
›	Fairness opinion;
›	Financial and strategic benefits;
›	How the deal was negotiated;
›	Conflicts of interest;
›	Other alternatives for the business;
›	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

›	Impact on the balance sheet/working capital;
›	Potential elimination of diseconomies;
›	Anticipated financial and operating benefits;
›	Anticipated use of funds;
›	Value received for the asset;
›	Fairness opinion;
›	How the deal was negotiated;
›	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	33 of 71

2017 U.S. Summary Proxy Voting Guidelines

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

›	Dilution to existing shareholders' positions;
›	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
›	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
›	Management's efforts to pursue other alternatives;
›	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
›	Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

›	The reasons for the change;
›	Any financial or tax benefits;
›	Regulatory benefits;
›	Increases in capital structure; and
›	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

›	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
›	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

›	Offer price/premium;
›	Fairness opinion;
›	How the deal was negotiated;
›	Conflicts of interest;
›	Other alternatives/offers considered; and
›	Non-completion risk.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	34 of 71

2017 U.S. Summary Proxy Voting Guidelines

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

›	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
›	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
›	Are all shareholders able to participate in the transaction?
›	Will there be a liquid market for remaining shareholders following the transaction?
›	Does the company have strong corporate governance?
›	Will insiders reap the gains of control following the proposed transaction?
›	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

›	Percentage of assets/business contributed;
›	Percentage ownership;
›	Financial and strategic benefits;
›	Governance structure;
›	Conflicts of interest;
›	Other alternatives; and
›	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

›	Management’s efforts to pursue other alternatives;
›	Appraisal value of assets; and
›	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

›
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	35 of 71

2017 U.S. Summary Proxy Voting Guidelines

›
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

›
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

›
Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

›	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
›
The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

›
When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

›	Financial issues:
›	The company's financial condition;
›	Degree of need for capital;
›	Use of proceeds;
›	Effect of the financing on the company's cost of capital;
›	Current and proposed cash burn rate;
›	Going concern viability and the state of the capital and credit markets.

›
Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

›	Control issues:
›	Change in management;
›	Change in control;
›	Guaranteed board and committee seats;
›	Standstill provisions;
›	Voting agreements;
›	Veto power over certain corporate actions; and

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	36 of 71

2017 U.S. Summary Proxy Voting Guidelines

›	Minority versus majority ownership and corresponding minority discount or majority control premium.

›	Conflicts of interest:
›	Conflicts of interest should be viewed from the perspective of the company and the investor.
›	Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

›	Market reaction:
›	The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

›	Estimated value and financial prospects of the reorganized company;
›	Percentage ownership of current shareholders in the reorganized company;
›	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
›	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
›	Existence of a superior alternative to the plan of reorganization; and
›	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

›
Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

›
Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

›
Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

›	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
›
Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 perecnt of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	37 of 71

2017 U.S. Summary Proxy Voting Guidelines

›	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
›	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

›	Tax and regulatory advantages;
›	Planned use of the sale proceeds;
›	Valuation of spinoff;
›	Fairness opinion;
›	Benefits to the parent company;
›	Conflicts of interest;
›	Managerial incentives;
›	Corporate governance changes;
›	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

›	Hiring a financial advisor to explore strategic alternatives;
›	Selling the company; or
›	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

›	Prolonged poor performance with no turnaround in sight;
›	Signs of entrenched board and management (such as the adoption of takeover defenses);
›	Strategic plan in place for improving value;
›	Likelihood of receiving reasonable value in a sale or dissolution; and
›	The company actively exploring its strategic options, including retaining a financial advisor.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	38 of 71

2017 U.S. Summary Proxy Voting Guidelines

5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on- Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay or “MSOP”) if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›
There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	39 of 71

2017 U.S. Summary Proxy Voting Guidelines

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices8, this analysis considers the following:

1.	Peer Group[9] Alignment:

›	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

›	The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment[10] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company's peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[11] compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and
›	Options backdating.

[8]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[9]
The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[10]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[11]	ISS research reports include realizable pay for S&P1500 companies.

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	40 of 71

2017 U.S. Summary Proxy Voting Guidelines

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
›	New or extended agreements that provide for:
›	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
›	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
›	CIC payments with excise tax gross-ups (including "modified" gross-ups);
›	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

›	Multi-year guaranteed bonuses;
›	A single or common performance metric used for short- and long-term plans;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	41 of 71

2017 U.S. Summary Proxy Voting Guidelines

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

›	Single- or modified-single-trigger cash severance;
›	Single-trigger acceleration of unvested equity awards;
›	Excessive cash severance (>3x base salary and bonus);
›	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
›	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
›
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

›	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	42 of 71

2017 U.S. Summary Proxy Voting Guidelines

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans12 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

›
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan;
›	Dividends payable prior to award vesting.

›	Grant Practices:
›	The company’s three-year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

[12]
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	43 of 71

2017 U.S. Summary Proxy Voting Guidelines

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.13

Three-Year Burn Rate

Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year- over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark.

2017 Burn-Rate Benchmarks

S&P500

GICS	Description	Mean	Standard Deviation	Industry Benchmark*
10	Energy	1.08%	0.50%	2.00%
15	Materials	1.06%	0.50%	2.00%
20	Industrials	1.27%	0.65%	2.00%
25	Consumer Discretionary	1.41%	0.83%	2.24%
30	Consumer Staples	1.22%	0.59%	2.00%
35	Health Care	1.81%	0.75%	2.56%
40	Financials	1.93%	1.49%	3.43%
45	Information Technology	2.99%	1.48%	4.48%
50	Telecommunication Services	1.18%	0.79%	2.00%
55	Utilities	0.68%	0.33%	2.00%
60	Real Estate	0.88%	0.82%	2.00%

[13]	For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	44 of 71

2017 U.S. Summary Proxy Voting Guidelines

Russell 3000 (excluding the S&P500)

GICS	Description	Mean	Standard Deviation	Industry Benchmark*
1010	Energy	1.81%	1.25%	3.07%
1510	Materials	1.59%	1.27%	2.86%
2010	Capital Goods	1.80%	1.19%	2.99%
2020	Commercial & Professional Services	2.56%	1.58%	4.14%
2030	Transportation	1.72%	1.28%	3.01%
2510	Automobiles & Components	2.37%	1.35%	3.72%
2520	Consumer Durables & Apparel	2.31%	1.44%	3.75%
2530	Consumer Services	2.47%	1.55%	4.02%
2540	Media	2.34%	1.87%	4.21%
2550	Retailing	2.43%	1.84%	4.27%
3010	Food & Retailing Staples	1.95%	1.38%	3.33%
3020	Food, Beverage & Tobacco	1.40%	0.85%	2.24%
3030	Household & Personal Goods	2.83%	1.85%	4.68%
3510	Health Care Equipment & Services	3.46%	1.93%	5.38%
3520	Pharmaceuticals & Biotechnology	4.17%	2.36%	6.53%
4010	Banks	1.62%	1.33%	2.94%
4020	Diversified Financials	3.92%	4.44%	8.35%
4030	Insurance	1.97%	1.70%	3.67%
4510	Software & Services	5.70%	3.01%	8.71%
4520	Technology Hardware & Equipment	3.66%	2.47%	6.13%
4530	Semiconductor Equipment	4.87%	2.79%	7.66%
5010	Telecommunication Services	3.04%	2.08%	5.12%
5510	Utilities	0.93%	0.86%	2.00%*
6010	Real Estate	1.42%	1.14%	2.55%

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	45 of 71

2017 U.S. Summary Proxy Voting Guidelines

Non-Russell 3000

GICS	Description	Mean	Standard Deviation	Industry Benchmark*
1010	Energy	3.15%	3.73%	6.89%
1510	Materials	3.01%	2.71%	5.72%
2010	Capital Goods	3.05%	2.74%	5.79%
2020	Commercial & Professional Services	3.73%	3.66%	7.40%
2030	Transportation	1.75%	2.75%	4.51%
2510	Automobiles & Components	2.18%	2.06%	4.23%
2520	Consumer Durables & Apparel	2.84%	2.26%	5.10%
2530	Consumer Services	2.39%	1.60%	3.98%
2540	Media	3.63%	3.52%	7.15%
2550	Retailing	3.68%	2.35%	6.02%
3010, 3020, 3030	Consumer Staples	3.14%	2.58%	5.72%
3510	Health Care Equipment & Services	4.43%	3.23%	7.66%
3520	Pharmaceuticals & Biotechnology	4.92%	3.25%	8.17%
4010, 4020, 4030	Financials	2.18%	2.44%	4.62%
4510	Software & Services	5.84%	4.69%	10.22%*
4520	Technology Hardware & Equipment	4.34%	3.48%	7.82%
4530	Semiconductor Equipment	3.78%	2.31%	6.08%
5010	Telecommunication Services	4.64%	4.04%	8.68%
5510	Utilities	1.35%	1.18%	2.83%*
6010	Real Estate	1.75%	1.32%	3.07%

*
The benchmark is generally the Mean + Standard Deviation, subject to minimum benchmark of 2%. In addition, year-over-year burn-rate benchmark changes are limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark.

A premium (multiplier) is applied on full-value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	46 of 71

2017 U.S. Summary Proxy Voting Guidelines

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" includes the ability to do any of the following:

›	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
›	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote against or withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

›	Magnitude of pay misalignment;
›	Contribution of non-performance-based equity grants to overall pay; and
›	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

›	Addresses administrative features only; or
›
Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent outsiders, per ISS’ C ateg oriz ati on of D ire ctors  . Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	47 of 71

2017 U.S. Summary Proxy Voting Guidelines

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

›	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent outsiders, per ISS’ Categ oriz a tion of D ire ctors .

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

›
If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

›
If the plan is being presented to shareholders for the first time after the company's IPO, whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

›
If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	48 of 71

2017 U.S. Summary Proxy Voting Guidelines

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

›	Purchase price is at least 85 percent of fair market value;
›	Offering period is 27 months or less; and
›	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

›	Purchase price is less than 85 percent of fair market value; or
›	Offering period is greater than 27 months; or
›	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

›	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
›	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
›	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
›	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

›	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
›	Rationale for the re-pricing--was the stock price decline beyond management's control?;
›	Is this a value-for-value exchange?;
›	Are surrendered stock options added back to the plan reserve?;
›	Option vesting--does the new option vest immediately or is there a black-out period?;
›	Term of the option--the term should remain the same as that of the replaced option;
›	Exercise price--should be set at fair market or a premium to market;
›	Participants--executive officers and directors should be excluded.

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	49 of 71

2017 U.S. Summary Proxy Voting Guidelines

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

›	Executive officers and non-employee directors are excluded from participating;
›
Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

›	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

›	Eligibility;
›	Vesting;

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	50 of 71

2017 U.S. Summary Proxy Voting Guidelines

›	Bid-price;
›	Term of options;
›	Cost of the program and impact of the TSOs on company’s total option expense; and
›	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

›	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
›	An assessment of the following qualitative factors:
›	The relative magnitude of director compensation as compared to companies of a similar profile;
›	The presence of problematic pay practices relating to director compensation;
›	Director stock ownership guidelines and holding requirements;
›	Equity award vesting schedules;
›	The mix of cash and equity-based compensation;
›	Meaningful limits on director compensation;
›	The availability of retirement benefits or perquisites; and
›	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

›
The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

›	The company’s three-year burn rate relative to its industry/market cap peers; and
›	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

›	The relative magnitude of director compensation as compared to companies of a similar profile;
›	The presence of problematic pay practices relating to director compensation;
›	Director stock ownership guidelines and holding requirements;
›	Equity award vesting schedules;
›	The mix of cash and equity-based compensation;
›	Meaningful limits on director compensation;
›	The availability of retirement benefits or perquisites; and
›	The quality of disclosure surrounding director compensation.

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	51 of 71

2017 U.S. Summary Proxy Voting Guidelines

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

›	The company’s past practices regarding equity and cash compensation;
›	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
›	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote against shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote against shareholder proposals requiring director fees be paid in stock only.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	52 of 71

2017 U.S. Summary Proxy Voting Guidelines

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

›	The percentage/ratio of net shares required to be retained;
›	The time period required to retain the shares;
›	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
›	Whether the company has any other policies aimed at mitigating risk taking by executives;
›	Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
›	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

General Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

›	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
›	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
›	The level of shareholder support for the company's pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	53 of 71

2017 U.S. Summary Proxy Voting Guidelines

›
First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

›
Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance- based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

›	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
›	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
›
Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

›	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
›
Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

›	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
›
If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

›	Can shareholders assess the correlation between pay and performance based on the current disclosure?
›	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

›	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
›	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	54 of 71

2017 U.S. Summary Proxy Voting Guidelines

›	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
›	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
›	An executive may not trade in company stock outside the 10b5-1 Plan;
›	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

›	If the company has adopted a formal recoupment policy;
›	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
›	Whether the company has chronic restatement history or material financial problems;
›	Whether the company’s policy substantially addresses the concerns raised by the proponent;
›	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
›	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

›	The triggering mechanism should be beyond the control of management;
›	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	55 of 71

2017 U.S. Summary Proxy Voting Guidelines

›
Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

›
The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

›	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Enabling the financial community to manage governance risk for the benefit of shareholders. © 2016 ISS | Institutional Shareholder Services	56 of 71

2017 U.S. Summary Proxy Voting Guidelines

6. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

›
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

›	The company has already published a set of animal welfare standards and monitors compliance;
›	The company’s standards are comparable to industry peers; and
›	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	57 of 71

2017 U.S. Summary Proxy Voting Guidelines

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:
›	The company is conducting animal testing programs that are unnecessary or not required by regulation;
›	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
›	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

›	The potential impact of such labeling on the company's business;
›	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
›	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

›	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
›	Whether the company has adequately disclosed the financial risks of the products/practices in question;
›	Whether the company has been subject to violations of related laws or serious controversies; and
›	Peer companies’ policies/practices in this area.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	58 of 71

2017 U.S. Summary Proxy Voting Guidelines

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

›	The potential for reputational, market, and regulatory risk exposure;
›	Existing disclosure of relevant policies;
›	Deviation from established industry norms;
›	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
›	Whether the proposal focuses on specific products or geographic regions;
›	The potential burden and scope of the requested report;
›	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

›	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
›
The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

›	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

›	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
›	Current regulations in the markets in which the company operates; and
›	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:
›	Recent related fines, controversies, or significant litigation;

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	59 of 71

2017 U.S. Summary Proxy Voting Guidelines

›	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
›	Whether the company’s advertising restrictions deviate from those of industry peers;
›	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
›	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

›	Whether the company complies with all laws and regulations;
›	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
›	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

›
Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

›	The company’s level of disclosure is at least comparable to that of industry peers; and
›	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›
The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

›	The company's level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
›	The company's actual GHG emissions performance;
›	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	60 of 71

2017 U.S. Summary Proxy Voting Guidelines

›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:
›
The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

›	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

›	The scope and structure of the proposal;
›	The company's current level of disclosure on renewable energy use and GHG emissions; and
›	The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company’s nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	61 of 71

2017 U.S. Summary Proxy Voting Guidelines

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

›	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
›	The company already publicly discloses comprehensive workforce diversity data; and
›	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

›	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
›	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
›	Recent significant controversies, fines, or violations related to workplace health and safety; and
›	The company's workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

›	The company’s compliance with applicable regulations and guidelines;
›	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
›	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

›	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	62 of 71

2017 U.S. Summary Proxy Voting Guidelines

›
The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

›	The nature, purpose, and scope of the company’s operations in the specific region(s);
›	The degree to which company policies and procedures are consistent with industry norms; and
›	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

›	The company's current level of disclosure of relevant policies and oversight mechanisms;
›	The company's current level of such disclosure relative to its industry peers;
›	Potential relevant local, state, or national regulatory developments; and
›	Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

›	Operations in the specified regions are not permitted by current laws or regulations;
›	The company does not currently have operations or plans to develop operations in these protected regions; or
›	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling
General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

›	The nature of the company’s business;
›	The current level of disclosure of the company's existing related programs;
›	The timetable and methods of program implementation prescribed by the proposal;
›	The company’s ability to address the issues raised in the proposal; and
›	How the company's recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

›
The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:
›	The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	63 of 71

2017 U.S. Summary Proxy Voting Guidelines

›	Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
›	The potential financial impact or risk to the company associated with water-related concerns or issues; and
›	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

›	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
›	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
›	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
›	Applicable market-specific laws or regulations that may be imposed on the company; and
›	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

›	The scope and prescriptive nature of the proposal;
›	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
›	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
›	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
›	The company's current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	64 of 71

2017 U.S. Summary Proxy Voting Guidelines

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

›	The degree to which existing relevant policies and practices are disclosed;
›	Whether or not existing relevant policies are consistent with internationally recognized standards;
›	Whether company facilities and those of its suppliers are monitored and how;
›	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
›	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
›	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
›	The scope of the request; and
›	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

›	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
›	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
›	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
›	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

›	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
›	Current disclosure of applicable risk assessment(s) and risk management procedures;
›	Compliance with U.S. sanctions and laws;
›	Consideration of other international policies, standards, and laws; and
›	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in "high-risk" markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

›	Controversies surrounding operations in the relevant market(s);
›	The value of the requested report to shareholders;
›	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
›	The company’s existing human rights standards relative to industry peers.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	65 of 71

2017 U.S. Summary Proxy Voting Guidelines

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

›	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
›	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
›	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

›	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
›	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
›	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

›	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
›	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	66 of 71

2017 U.S. Summary Proxy Voting Guidelines

7. MUTUAL FUND PROXIES

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

›	Past performance as a closed-end fund;
›	Market in which the fund invests;
›	Measures taken by the board to address the discount; and
›	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:
›	Past performance relative to its peers;
›	Market in which the fund invests;
›	Measures taken by the board to address the issues;
›	Past shareholder activism, board activity, and votes on related proposals;
›	Strategy of the incumbents versus the dissidents;
›	Independence of directors;
›	Experience and skills of director candidates;
›	Governance profile of the company;
›	Evidence of management entrenchment.

Investment Advisory Agreements
General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:
›	Proposed and current fee schedules;
›	Fund category/investment objective;
›	Performance benchmarks;
›	Share price performance as compared with peers;
›	Resulting fees relative to peers;
›	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:
›	Stated specific financing purpose;

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	67 of 71

2017 U.S. Summary Proxy Voting Guidelines

›	Possible dilution for common shares;
›	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:
›	Potential competitiveness;
›	Regulatory developments;
›	Current and potential returns; and
›	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non- fundamental restriction, considering the following factors:

›	The fund's target investments;
›	The reasons given by the fund for the change; and
›	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non- fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

›	Political/economic changes in the target market;
›	Consolidation in the target market; and
›	Current asset composition.

Change in Fund's Subclassification

General Recommendation: Vote case-by-case on changes in a fund's sub-classification, considering the following factors:

›	Potential competitiveness;
›	Current and potential returns;
›	Risk of concentration;
›	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value
General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	68 of 71

2017 U.S. Summary Proxy Voting Guidelines

›
The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

›
The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and

›	The company has demonstrated responsible past use of share issuances by either:
›	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
›	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

›	Strategies employed to salvage the company;
›	The fund’s past performance;
›	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:
›	The degree of change implied by the proposal;
›	The efficiencies that could result;
›	The state of incorporation;
›	Regulatory standards and implications.

Vote against any of the following changes:

›	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
›	Removal of shareholder approval requirement for amendments to the new declaration of trust;
›
Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

›	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
›	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
›	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

›	Regulations of both states;
›	Required fundamental policies of both states;
›	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	69 of 71

2017 U.S. Summary Proxy Voting Guidelines

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

›	Fees charged to comparably sized funds with similar objectives;
›	The proposed distributor’s reputation and past performance;
›	The competitiveness of the fund in the industry;
›	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

›	Resulting fee structure;
›	Performance of both funds;
›	Continuity of management personnel;
›	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

›	Performance of the fund’s Net Asset Value (NAV);
›	The fund’s history of shareholder relations;
›	The performance of other funds under the advisor’s management.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	70 of 71

2017 U.S. Summary Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RE SPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2016 ISS | Institutional Shareholder Services	71 of 71

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Stewart R. Horejsi, Brendon J. Fischer and Joel Looney are the Fund’s portfolio managers and are collectively responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi, Mr. Fischer and Mr. Looney are referred to herein as the “Portfolio Managers”. Rocky Mountain Advisers, L.L.C. (“RMA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”, together with RMA, the “Advisers”) are the co-advisers to the Fund.

Separately, Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $1.13 billion as of November 30, 2016. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the Chief Investment Officer for SIA since 1999 and for RMA since 2008. Mr. Horejsi was Chief Investment Officer for Boulder Investment Advisers, LLC (“BIA”) from 1999 to 2015. Mr. Horejsi has been a Portfolio Manager for the Fund since January 2002. Mr. Horejsi was a Portfolio Manager for Boulder Total Return Fund, Inc. (“BTF”) from 1999 to 2015, for The Denali Fund, Inc. (“DNY”) from 2008 to 2015 and for First Opportunity Fund, Inc. (“FOFI”) from 2010 to 2015(together, BTF, DNY and FOFI are referred to as the “Acquired Funds”).

Mr. Fischer joined RMA as an Assistant Investment Officer in 2012 and has been a Portfolio Manager of the Fund since 2012 as well. Mr. Fischer was an Assistant Investment Officer for BIA from 2012 to 2015 and a Portfolio Manager for the Acquired Funds from 2012 to 2015. Prior to joining RMA, Mr. Fischer was an Associate and Senior Analyst with H.I.G. WhiteHorse in Dallas, Texas from 2005 to 2012.

Separately, Mr. Looney also acts as an Investment Advisory Representative providing investment supervisory and financial planning services to RMA’s private clients (the “RMA Private Clients”) for which RMA receives fees generally based on a percentage of assets under management. Mr. Looney joined RMA as an Assistant Investment Officer and a Portfolio Manager of the Fund in 2013. Mr. Looney was an Assistant Investment Officer for BIA from 2013 to 2015 and a Portfolio Manager for the Acquired Funds from 2013 to 2015. Prior to joining the Advisers, Mr. Looney was the Principal for Financial Management Group, LLC, an investment management firm, from 1999 to 2013. Mr. Looney also currently serves as Chairman of the Board of Directors for the Fund.

As a general matter, portfolio management staff are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to other employees of the Advisers. In evaluating a portfolio manager’s salary and annual pay increases, the Fund’s performance may be one of many factors considered by management. However, as a general matter, the Advisers do not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Horejsi, because of his affiliation with and beneficial interest in the Horejsi Affiliates which own the Advisers, he may, directly or indirectly, receive distributions of the Advisers’ profits. In the case of Mr. Looney, in addition to an annual fixed salary and other benefits mentioned above, he receives a portion of the fees paid to RMA for providing investment supervisory and financial planning services to the RMA Private Clients.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Mr. Looney also serves as a portfolio manager to the RMA Private Clients. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities held by the Horejsi Affiliates with respect to which he may benefit. From time to time, securities may meet the investment objectives of one or any combination of the Fund, the RMA Private Clients and the Horejsi Affiliates. In such cases, the decision to recommend a purchase for one account rather than another is based on a number of factors. Allocations of investments to and among the Fund and the RMA Private Clients are made in accordance with the investment allocation policies and procedures of the Advisers. There is no guarantee that these policies and procedures will be able to identify and mitigate all potential conflicts of interest with respect to the investments of the Fund. Factors considered in the investment recommendations for the Fund or any other client of the Advisers may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by the Fund and one or more RMA Private Clients. However, positions in the same issue may vary and the length of time that any account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the accounts managed by the Advisers seeks to acquire the same security at or about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. With respect to the assets of the Horejsi Affiliates as may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the accounts managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the Fund and other accounts managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one account, the resulting participation in volume transactions could produce better executions for the Fund. However, due to additional costs associated with utilizing an outside broker for Private Client transactions, and the likelihood that such added costs are apt to offset any monetary benefit to the Private Clients, it is unlikely that Fund and Private Client transactions will be aggregated. If more than one account purchases or sells the same security on a given date, the Advisers will seek to allocate the purchases and sales on an equitable basis, taking into consideration such factors as: the size of the portfolio, concentration of holdings, investment objectives and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability.

Mr. Horejsi does not directly own any shares of the Fund. However, the Horejsi Affiliates, which include many individuals and entities that have engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, hold shares of the Fund. Following the dissolution of Evergreen Atlantic, LLC in December 2015, the Horejsi Affiliates hold shares of the Fund as follows: the Ernest Horejsi Trust No. 1B holds 16,373,154 shares, the Lola Brown Trust No. 1B holds 14,412,317 shares, the Susan L. Ciciora Trust holds 5,472,675 shares, the Stewart West Indies Trust holds 1,130,866 shares, the Mildred B. Horejsi Trust holds 5,543,695 shares, the Stewart R. Horejsi Trust No. 2 holds 2,411,987 shares, the Ellen O. Cooper Trust No. 1 holds 3,425 shares, Ellen O. Horejsi owns 57,165 shares, and Susan L. Ciciora owns 39,560 shares. . Because of Mr. Horejsi’s advisory or familial role with respect to these Horejsi Affiliates, Mr. Horejsi may be deemed to have indirect beneficial ownership of their respective shares which in the aggregate have a dollar range in excess of $1 million.

Mr. Fischer owned 24,177 shares of the Fund as of November 30, 2016 with an aggregate value of between $100,001 -$500,000.

Mr. Looney owned 59,276 shares of the Fund as of November 30, 2016 with an aggregate value of between $500,001 - $1,000,000.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

(c)
Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 17, 2008, the 19(a) Notice to Beneficial Owners is attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)	/s/Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 7, 2017

By (Signature and Title)	/s/Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	February 7, 2017